             As filed with the Securities and Exchange Commission
                         on or about November 29, 1999


                     Registration No. 2-87153 and 811-3880
                     ____________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [_]
                        Pre-Effective Amendment No. __                 [_]
                        Post-Effective Amendment No. 21                [X]

                                    and/or

                            REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940            [_]
                               Amendment No. 20                        [X]
                       (Check appropriate box or boxes)

                         WAYNE HUMMER INVESTMENT TRUST
              (Exact Name of Registrant as Specified in Charter)

                            300 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
         (Address of Principal Executive Offices, including Zip Code)

                    (Name and Address of Agent for Service)

                                   COPY TO:

                                ROBERT J. MORAN
                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 NORTH LASALLE STREET
                            CHICAGO, ILLINOIS 60601

It is proposed that this filing will become effective (check appropriate box):

[X]  Immediately upon filing pursuant to paragraph (b)
[ ]  On (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a) (1)
[ ]  On (date) pursuant to paragraph (a) (1)
[ ]  75 days after filing pursuant to paragraph (a) (2)
[ ]  On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 Wayne Hummer
                                 Mutual Funds


                          Amendment to the Prospectus
                              Dated July 31, 1999

The information below replaces the information appearing on Page 10 of your Wayne Hummer Investment Trust Prospectus dated July 31, 1999. The calculation of hypothetical expenses in the Prospectus inadvertently omitted the effect of the applicable sales load and was based on a $1,000 investment. The numbers below have been corrected to reflect the requirement of the Securities and Exchange Commission to show an example of the expenses of a Fund calculated on $10,000 and assumes the applicable sales load was paid on the initial investment.

Example

The following example is intended to help you to compare the cost of investing in the Funds with the cost of investing in other mutual funds. It illustrates the hypothetical expenses you would incur over various periods if you invested $10,000 in a Fund. This example assumes that each Fund provides a return of 5% a year, and that its operating expenses remain the same. These results apply whether or not you redeem your investment at the end of each period.

-------------------------------------------------------------------------------
Wayne Hummer                 1               3               5              10
    Funds                   Year           Years           Years          Years
-------------------------------------------------------------------------------
CorePortfolio               $275            $435            N/A          N/A
-------------------------------------------------------------------------------
Growth                      $294            $494            $710         $1,332
-------------------------------------------------------------------------------
Income                      $202            $418            $652         $1,324
-------------------------------------------------------------------------------
Money Market*               $ 73            $227            $395         $  883
-------------------------------------------------------------------------------

*The information in this example for the Money Market Fund is based upon the historical operating expenses of the Predecessor Fund, which was reorganized as the Money Market Fund in July 1999.

                       Amendment as of November 29, 1999

Wayne Hummer Investment Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Prospectus
July 31, 1999

                        Wayne Hummer CorePortfolio Fund

  A fund seeking long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

                            Wayne Hummer Growth Fund
                    A fund seeking long-term capital growth.

                            Wayne Hummer Income Fund
   A fund seeking a high level of current income in a manner consistent with prudent capital management.

                         Wayne Hummer Money Market Fund
       A fund seeking to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity.

As with all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF WAYNE HUMMER INVESTMENTS LLC APPEARS HERE]

                                             300 South Wacker Drive
                                             Chicago, Illinois 60606
                                             800-621-4477


          (R)"Wayne Hummer" and [LOGO OF WAYNE HUMMER INVESTMENTS LLC APPEARS HERE] are registered service marks of
                        Wayne Hummer Investments L.L.C.

                               Table of Contents

Risk/Return Summary.........................................................   1
  Fund Summary: Wayne Hummer CorePortfolio Fund.............................   1
  Fund Summary: Wayne Hummer Growth Fund....................................   2
  Fund Summary: Wayne Hummer Income Fund....................................   5
  Fund Summary: Wayne Hummer Money Market Fund..............................   7
  Fees and Expenses.........................................................   9

Principal Investment Strategies and Risks...................................  10
  Principal Investment Strategies...........................................  10
    Wayne Hummer CorePortfolio Fund.........................................  10
    Wayne Hummer Growth Fund................................................  14
    Wayne Hummer Income Fund................................................  15
    Wayne Hummer Money Market Fund..........................................  16
  Principal Securities in Which the Funds Invest............................  17
  Principal Risks of the Funds' Investments.................................  19
  How the Investment Adviser Manages Risk...................................  22

Management and Organization.................................................  23
  Investment Adviser and Portfolio Managers.................................  23

About Your Account..........................................................  25
  Share Price...............................................................  25
  How to Buy Fund Shares....................................................  26
  Investment Minimums.......................................................  28
  Sales Charges.............................................................  29
  Shareholder Services and Account Features.................................  30
  How to Sell Fund Shares...................................................  33
  Transactions Through Broker-Dealers.......................................  35
  Distributions.............................................................  36
  Taxes.....................................................................  36

Financial Highlights........................................................  38

                              Risk/Return Summary

    This section provides a general overview of each Fund, including its investment objective, principal investment strategies, primary risks, and certain historical performance information. There can be no assurance that a Fund will meet its investment objective. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Fund Summary: Wayne Hummer CorePortfolio Fund

Investment Objective

    The Wayne Hummer CorePortfolio Fund ("CorePortfolio Fund") seeks to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks. The CorePortfolio Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

    The CorePortfolio Fund invests in common stocks of companies whose shares are traded on U.S. stock exchanges and that are included in the S&P 500 Composite Stock Price Index ("S&P 500"). The CorePortfolio Fund is not managed according to traditional methods of "active" investment management, which involve the purchase and sale of securities based upon economic, financial, and market analysis and the judgment of the portfolio manager. Instead, the CorePortfolio Fund utilizes a "passive" investment model to select investments. Initially, and at the end of each fiscal quarter of the Fund, the investment adviser will determine the market capitalization weightings of the Economic Sectors of the S&P 500 and of the individual stocks comprising the S&P 500. The investment adviser then will select several of the largest companies in each sector, based upon the companies' market capitalization weightings.

    "Standard & Poors(R)", "S&P(R)", "S&P 500(R)", "Standard & Poors 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Wayne Hummer Management Company. The Wayne Hummer CorePortfolio Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Wayne Hummer CorePortfolio Fund.

Primary Risks

    As with any investment, it is possible to lose money by investing in the CorePortfolio Fund. The primary risks of investing in the CorePortfolio Fund include:

  . Stock Market Risk. Stock market risk is the potential that the CorePortfolio Fund's total return, like the stock market generally, will go up and down within a wide range. These up and down movements are also possible in the price of the individual stocks that the CorePortfolio Fund holds.

  . Investment Style Risk. Investment style risk is the chance that returns from large-cap stocks will trail returns from other asset classes or the overall stock market.

  . Nondiversification Risk. Nondiversification risk is the possibility that, because the CorePortfolio Fund may invest a greater percentage of its assets in a particular company, or in a small number of companies, the CorePortfolio Fund may be subject to greater risks and larger losses than diversified funds which invest in a large number of companies.

  . Model Risk. Model risk is the possibility that poor security selection by the investment adviser's proprietary model will cause the CorePortfolio Fund to underperform other funds with similar investment objectives.

Performance/Risk Information

    The Fund only recently commenced investment operations on August 2, 1999. Therefore, no performance information is provided for the Fund.

Fund Summary: Wayne Hummer Growth Fund

Investment Objective

    The Wayne Hummer Growth Fund ("Growth Fund") seeks to achieve long-term capital growth. The Growth Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

    The Growth Fund invests primarily in common stocks of U.S. companies. The investment adviser places an emphasis on the common stocks of medium-sized companies that have above-average earnings growth potential and that are attractively priced.

Primary Risks

    As with any investment, it is possible to lose money by investing in the Growth Fund. The primary risks of investing in the Growth Fund include:

  . Stock Market Risk. Stock market risk is the potential that the Growth
    Fund's total return, like the stock market generally, will go up and down within a wide range. These up and down movements are also possible in the price of the individual stocks that the Growth Fund holds.

  . Investment Style Risk. Investment style risk is the chance that returns from growth stocks will trail returns from other asset classes or the overall stock market.

  . Manager Risk. Manager risk is the possibility that poor security selection will cause the Growth Fund to underperform other funds with similar investment objectives.

Performance/Risk Information

    The bar chart and table below provide an indication of the risk of investing in the Growth Fund. The bar chart shows the Growth Fund's performance in each calendar year over a ten-year period. The table shows how the Growth Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index and an index of funds with investment objectives similar to those of the Growth Fund over the same periods. The Growth Fund's shares are sold subject to a sales charge (load) for new accounts opened after August 1, 1999. This sales charge is not reflected in the bar chart below. If this sales charge was reflected, the Growth Fund's returns would have been less than those shown. Of course, the Growth Fund's past performance does not indicate how it will perform in the future.

                  [CHART OF ANNUAL TOTAL RETURNS APPEARS HERE]

                           Annual Total Returns

                           1989          24.04%
                           1990           5.01%
                           1991          28.86%
                           1992          10.36%
                           1993           3.58%
                           1994          -0.91%
                           1995          24.82%
                           1996          11.88%
                           1997          30.19%
                           1998          17.55%

    The Growth Fund's year-to-date return for the six-month period ended June 30, 1999 was 11.62%. During the period shown in the bar chart, the Growth Fund's highest quarterly return was 21.72% (quarter ended December 31, 1998), and the Growth Fund's lowest quarterly return was -12.28% (quarter ended September 30, 1998).

      Average Annual Total Returns for Years Ended December 31, 1998

                                                             5      10   Life of
                                                    1 Year Years  Years  Fund/1/
                                                    ------ ------ ------ -------
   Wayne Hummer Growth Fund........................ 17.55% 16.19% 15.05% 13.85%
   S&P 500 Index................................... 28.58% 24.05% 19.19% 17.84%
   Russell Mid-Cap Index........................... 10.09% 17.34% 16.69% 16.03%

-----------
/1/The Fund began operations on December 30, 1983.

Fund Summary: Wayne Hummer Income Fund

Investment Objective

    The Wayne Hummer Income Fund ("Income Fund") seeks to achieve a high level of current income in a manner consistent with prudent investment management.

Principal Investment Strategies

    The Income Fund invests primarily in U.S. dollar denominated, publicly traded, investment-grade (rated not less than BBB by S&P or Baa by Moody's) corporate debt securities, securities issued by the U.S. government or its agencies, and mortgage-backed securities. Under normal market conditions, the Income Fund invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Generally, the Income Fund's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall.

Primary Risks

    As with any investment, it is possible to lose money by investing in the Income Fund. The primary risks of investing in the Income Fund include:

  . Interest Rate Risk. Interest rate risk is the risk that the value of the Income Fund's investments will fall when interest rates rise.

  . Spread Risk. Spread risk is the potential that the differential or "spread" between interest rates of corporate and government fixed income securities will narrow or broaden unexpectedly. In such circumstances, the value of certain Fund securities, and of the Fund as a whole, may be adversely affected.

  . Credit Risk. Credit risk is the potential that an issuer of a debt security may default on the payment of the security's principal and/or interest.

  . Investment Style Risk. Investment style risk is the chance that returns from investment-grade debt securities will trail returns from other asset classes or the overall bond market.

  . Manager Risk. Manager risk is the possibility that poor security selection will cause the Income Fund to underperform other funds with similar investment objectives.

Performance/Risk Information

    The bar chart and table below provide an indication of the risk of investing in the Income Fund. The bar chart shows the Income Fund's performance in each calendar year since the Fund commenced operations. The table shows how the Income Fund's average annual returns for one and five calendar years and for the period since the Fund commenced operations compare with those of a broad-based securities market index over the same period. The Income Fund's shares are sold subject to a sales charge (load) for new accounts opened after August 1, 1999. This sales charge is not reflected in the bar chart below. If this sales charge were reflected, the Income Fund's returns would have been less than those shown. Of course, the Income Fund's past performance does not indicate how it will perform in the future.

                  [CHART OF ANNUAL TOTAL RETURNS APPEARS HERE]

    The Income Fund's year-to-date return for the six-month period ended June 30, 1999 was -1.69%. During the period shown in the bar chart, the Income Fund's highest quarterly return was 4.71% (quarter ended March 31, 1995), and the Income Fund's lowest quarterly return was -1.95% (quarter ended March 31, 1994).

         Average Annual Total Returns for Years Ended December 31, 1998

                                                  1 Year 5 Years Life of Fund/1/
                                                  ------ ------- ---------------
   Wayne Hummer Income Fund.....................   7.37%  6.43%       7.09%
   Merrill Lynch Intermediate Corporate and
     Government Index of 1-9.99 Year Maturities.   8.46%  6.65%       7.14%

-----------
/1/The Fund began operations on December 1, 1992.

Fund Summary: Wayne Hummer Money Market Fund

Investment Objective

    The Wayne Hummer Money Market Fund ("Money Market Fund") seeks to maximize current income in a manner consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share by investing in various U.S. money market instruments maturing in 397 days or less from the time of purchase. The Money Market Fund invests only in those short-term fixed income securities that present minimal credit risk. All investments are of the highest credit quality as determined by one or more nationally-recognized ratings agencies.

Primary Risks

    Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

Performance/Risk Information

    The bar chart and table below provide an indication of the risk of investing in the Money Market Fund. On July 30, 1999, the Wayne Hummer Money Fund Trust (the "Predecessor Fund") was merged into the Money Market Fund solely to change its form of legal entity; all historical performance information set forth below reflects the performance of the Predecessor Fund. The bar chart shows the Predecessor Fund's performance in each calendar year over a ten-year period. The table shows the Predecessor Fund's average annual returns for one, five, and ten calendar years and since the Fund's inception. Of course, the Predecessor Fund's past performance does not indicate how the Money Market Fund will perform in the future.

[CHART OF ANNUAL TOTAL RETURNS APPEARS HERE]

    The Predecessor Fund's year-to-date return for the six-month period ended June 30, 1999 was 2.16%. During the period shown in the bar chart, the Predecessor Fund's highest quarterly return was 2.25% (quarter ended June 30,
1989), and the Predecessor Fund's lowest quarterly return was 0.60% (quarter ended June 30, 1993).

         Average Annual Total Returns for Years Ended December 31, 1998

                                                                         Life of
                                                 1 Year 5 Years 10 Years Fund/1/
                                                 ------ ------- -------- -------
   Predecessor Fund............................. 4.98%   4.73%   5.05%    5.49%

-----------
/1 /The Predecessor Fund began operations on April 2, 1982.

    The Predecessor Fund's seven-day yield as of December 31, 1998 was 4.56%. Investors may call 1-800-621-4477 to obtain the Money Market Fund's current seven-day yield.

Fees and Expenses

    The following table describes the fees and expenses you may pay if you buy and sell shares of the Funds. For the CorePortfolio Fund, the expenses shown are estimates for the current fiscal year. For the Growth Fund and Income Fund, the expenses shown are annual fund operating expenses based upon those incurred in the fiscal year ended March 31, 1999. For the Money Market Fund, the expenses shown are estimates based upon the annual fund operating expenses of the Predecessor Fund, which was reorganized as the Wayne Hummer Money Market Fund in July 1999.

Shareholder Fees (fees paid directly from your investment)

                                                                           Money
                                           CorePortfolio Growth   Income   Market
                                               Fund       Fund     Fund     Fund
                                           ------------- ------   ------   ------
Maximum Sales Charge (Load) Imposed on
  Purchases...............................     2.00%*    2.00%*   1.00%*    NONE
Maximum Deferred Sales Charge (Load)......      NONE**    NONE**   NONE**   NONE
Sales Charge (Load) Imposed on Reinvested
  Dividends...............................      NONE      NONE     NONE     NONE
Redemption Fees...........................      NONE      NONE     NONE     NONE
Exchange Fees.............................     2.00%*    2.00%*   1.00%*    NONE

-----------
* The sales charge is eliminated in certain circumstances, such as for purchases of $1,000,000 or more. See "How to Buy Fund Shares" later in this prospectus.
** A contingent deferred sales charge of 1% applies on certain redemptions made within 18 months following any purchases made without a sales charge.

Annual Fund Operating Expenses (expenses deducted from the Funds' assets)

                                                                         Money
                                            CorePortfolio Growth Income Market
                                                Fund       Fund   Fund  Fund***
                                            ------------- ------ ------ -------
Management Fees............................     0.40%     0.76%  0.50%   0.50%
Distribution (12b-1) Fees..................      NONE      NONE   NONE    NONE
Other Expenses (primarily custodian,
  transfer agent, and professional fees)...     0.40%*    0.18%  0.51%   0.21%
                                                -----     -----  -----   -----
Total Annual Fund Operating Expenses.......     0.80%*    0.94%  1.01%   0.71%
Fee Waiver.................................     0.05%**     N/A    N/A     N/A
                                                -----     -----  -----   -----
Net Expenses...............................     0.75%     0.94%  1.01%   0.71%
                                                =====     =====  =====   =====

-----------
*  Based on estimated amounts for the current fiscal year.
** The investment adviser has entered into a contractual expense limitation agreement with the Trust, under which it will limit expenses of the CorePortfolio Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to the investment adviser within five years. This agreement may be terminated by the Wayne Hummer Investment Trust or, after August 1, 2003, by the investment adviser, upon sixty days' prior written notice. This agreement also will terminate if the investment advisory agreement is terminated.
*** The information in this table for the Money Market Fund is an estimate based upon the historical operating expenses of the Predecessor Fund, which was reorganized as the Money Market Fund in July 1999.

Example

    The following example is intended to help you to compare the cost of investing in the Funds with the cost of investing in other mutual funds. It illustrates the hypothetical expenses you would incur over various periods if you invested $10,000 in a Fund. This example assumes that each Fund provides a return of 5% a year, and that its operating expenses remain the same. These results apply whether or not you redeem your investment at the end of each period.

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
CorePortfolio Fund..............................  $ 8     $24     N/A      N/A
Growth Fund.....................................  $10     $30     $52     $115
Income Fund.....................................  $10     $32     $56     $124
Money Market Fund*..............................  $ 7     $23     $40     $ 88

-----------
* The information in this example for the Money Market Fund is based upon the historical operating expenses of the Predecessor Fund, which was reorganized as the Money Market Fund in July 1999.

    The above example should not be considered to represent actual expenses from the past or in the future. Actual future expenses may be higher or lower than those shown.

                   Principal Investment Strategies and Risks

    This section explains the strategies that the investment adviser uses in pursuing each Fund's investment objective(s). It also explains how the investment adviser implements these strategies. In addition, this section discusses several important risks faced by investors in each Fund. The Funds' Board of Trustees oversees the management of the Funds and may change a Fund's investment strategies in the interest of shareholders.

Principal Investment Strategies

Wayne Hummer CorePortfolio Fund

    The CorePortfolio Fund invests in common stocks of companies whose shares are traded on U.S. stock exchanges and that are included in the S&P 500. The CorePortfolio Fund is not managed according to traditional methods of "active" investment management, which involve the purchase and sale of securities based upon economic, financial, and market analysis and the judgment of the portfolio manager. Instead, the CorePortfolio Fund utilizes a "passive" investment model which operates as follows:

  1. Initially, and at the end of each fiscal quarter of the Fund, the investment adviser will determine the relative market capitalization weightings of each Economic Sector of the S&P 500, as determined by S&P, and of the individual stocks comprising the S&P 500. (The Economic Sectors of the S&P 500 currently are: Basic Materials, Capital Goods, Communication Services, Consumer Cyclicals, Consumer Staples, Energy, Financials, Health Care, Technology, Transportation, and Utilities.)

  2. The investment adviser will select the two largest companies in each sector, based upon such companies' relative market capitalization weightings within each sector.

  3. The investment adviser will then determine the relative market capitalization weightings within each sector of each of the two companies selected in Step 2, which is each such company's market capitalization weighting relative to the S&P 500 divided by the sum of the two companies' individual market capitalization weightings relative to the S&P, each as determined in Step 1. For example, if the largest company in the sector is 1.5% of the S&P 500, and the second largest company is 1.0% of the S&P 500, then the total of those two companies' representation of the S&P 500 is 2.5% (1.5% + 1.0% = 2.5%). As a result, the largest company would be 60% of the sector (1.5%/2.5% = 60%), and the second largest company would be 40% of the sector (1.0%/2.5% = 40%).

  4. The investment adviser will then determine the company's weighting in the overall CorePortfolio Model by multiplying the company's weighting in the sector (as determined in Step 3) by the capitalization weighting of the sector within the S&P 500 (as determined in Step 1). For example, if the largest company is 60% of the sector (as determined in Step 3), and the sector weighting as a percent of the S&P 500 is 10%, the company's weighting as a percentage of the overall CorePortfolio Model would be 6% (60% X 10% = 6%). Similarly, if the second largest company is 40% of the sector (as determined in Step 3), and the sector weighting as a percent of the S&P 500 is 10%, the company's weighting as a percentage of the overall CorePortfolio Model would be 4% (40% X 10% = 4%).

  5. If companies each comprising 5% or less of the CorePortfolio Model do not, in total, comprise 50% or more of the CorePortfolio Model after Step 4, the investment adviser will add the company with the next largest capitalization weighting to each sector, descending from the largest sector, to the next largest sector that exceeds 5% of the S&P 500 until the total of such companies' share of the CorePortfolio Model equals or exceeds 50% of the CorePortfolio Model. For example, if the companies each comprising 5% or less of the CorePortfolio Model total 45% of the CorePortfolio Model, then the third largest company would be selected in the largest sector, and Steps 3 and 4 would be repeated. This process would continue, descending from the largest sector, until the companies each comprising 5% or less of the CorePortfolio Model total 50% or more of the CorePortfolio Model.

    The CorePortfolio Model is rebalanced quarterly after the last business day of each quarter, and the investment adviser reallocates the Fund's portfolio on the basis of any changes in the CorePortfolio Model on the following business day. Due to cash inflows and outflows (primarily from purchases and redemptions of Fund shares), the investment adviser expects the Fund's portfolio to drift marginally from the precise allocation of the CorePortfolio Model between quarterly reallocations. Throughout each fiscal quarter, additional cash inflows will be invested on a pro-rata basis according to the weightings that were determined at the end of the most recent fiscal quarter. The Fund will attempt to remain fully invested. However, it may not always be fully invested for several reasons, including, but not limited to, obtaining economic efficiency with respect to brokerage costs. The investment adviser may use short-term investments to temporarily hold uninvested Fund assets. Similarly, the investment adviser expects to make any necessary sales of Fund holdings (due to shareholder redemptions of Fund shares) on a pro-rata basis according to the weightings that were determined at the end of the most recent fiscal quarter.

Hypothetical Performance of the CorePortfolio Model

    The following table compares the actual performance of the S&P 500 Composite Stock Price Index ("S&P 500") with the hypothetical results of the CorePortfolio Model (minus fees and expenses related to the operation of the CorePortfolio Fund) for the historical periods indicated below. Total returns of the CorePortfolio Model are returns of a hypothetical portfolio composed of stocks selected by the CorePortfolio Model and rebalanced quarterly.

    Although the CorePortfolio Fund will attempt to remain fully invested, the investment adviser expects that up to 2% of Fund assets may at any time be held in short-term investments for cash management purposes, such as for the purpose of aggregating portfolio purchases to obtain efficiency in brokerage costs and/or for the purpose of honoring redemption requests without liquidating stock holdings.

    The effects on CorePortfolio Model returns of holding such short-term investments have been taken into account in calculating the hypothetical performance of the CorePortfolio Model below by reference to the federal funds rate for each period shown, less a discount of 0.001%, which is the approximate commercially available rate of return that the CorePortfolio Fund could have expected to receive during the periods shown, and that the CorePortfolio Fund reasonably expects to receive on cash assets in the foreseeable future. However, there can be no assurance in this regard. In calculating the returns shown below, a maximum cash position of 2% of Fund assets was assumed for each period shown. The investment adviser believes that carrying a maximum of 2% of assets in short-term investments at any given time will be reasonably sufficient to satisfy the Fund's cash management needs while maintaining the Fund portfolio's balance with the CorePortfolio Model.

    All returns of the CorePortfolio Model shown below are net of all deductions for estimated CorePortfolio Fund operating expenses (0.80%) that would have been incurred by shareholders during the periods presented. The table reflects continuous investment and reinvestment of dividends and other earnings, without redemptions. The S&P 500 is an index that has no costs or expenses of operation. However, its total return amounts reflect reinvestment of dividends for purposes of general comparison to the CorePortfolio Model. Of course, past hypothetical performance results of the CorePortfolio Model do not necessarily indicate future performance of the CorePortfolio Model or earnings of the CorePortfolio Fund.

    The performance results of the CorePortfolio Model are hypothetical and should not be considered predictive of the investment expertise of the investment adviser. The investment adviser has not managed money according to the CorePortfolio Model during the period shown, and no investments using client assets were made in connection with the retroactive application of the back-tested CorePortfolio Model, which was developed with the benefit of retrospective trial and analysis. The performance information was compiled after the end of the periods depicted and does not represent actual investment decisions of the investment adviser. Prospective investors should note that during the periods shown below, large capitalization stocks in general have experienced substantial price appreciation.

              Comparative Hypothetical Total Return Performance of
                            the CorePortfolio Model

    Please note that the hypothetical returns shown below are derived only from testing the CorePortfolio Model and do not represent actual trading or actual returns on investments, and that past historical results of the CorePortfolio Model do not necessarily indicate future performance or earnings of the CorePortfolio Fund.

         Average Annual Total Returns for Years Ended December 31, 1998

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
   Performance of CorePortfolio Model........... 32.74% 32.01%  26.52%   19.96%
   S&P 500 Index................................ 28.58% 28.13%  24.05%   19.19%

    "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Wayne Hummer Management Company. The Wayne Hummer CorePortfolio Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Wayne Hummer CorePortfolio Fund.

Wayne Hummer Growth Fund

    The Growth Fund invests primarily in common stocks of U.S. companies. The investment adviser places an emphasis on the common stocks of medium-sized companies that have above-average earnings growth potential and that are attractively priced. Such companies may benefit from greater market recognition. To manage the risk of the Fund's portfolio, the investment adviser allocates the Fund's investments among many industries and companies. The investment adviser chooses the securities of companies it believes will benefit from favorable long-term economic, demographic, social, or political trends that it believes are not reflected in such companies' share prices. In selecting specific investments for the Fund, the investment adviser evaluates several factors, including growth prospects, financial condition, management, profitability, competitive position, product developments, productivity, input costs and sources, return on assets and equity, regulatory issues, and insider ownership. The investment adviser also considers the weightings of the various industry sectors within the Fund and the growth prospects of the various sectors.

    The investment adviser will buy and sell securities whenever necessary to achieve the Growth Fund's investment objective. During any period when the investment adviser foresees changing market or economic conditions, the investment adviser may shift the portfolio's emphasis, which could increase the rate of portfolio turnover. In general, the greater the volume of buying and selling by the Growth Fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes.

Wayne Hummer Income Fund

    The Income Fund invests primarily in publicly traded, investment-grade (rated not less than BBB by S&P or Baa by Moody's) corporate debt securities, securities issued by the U.S. government or its agencies, and mortgage-backed securities. The investment adviser pursues the Income Fund's investment objective by following an approach that involves: (1) modest portfolio changes in anticipation of changes in interest rates; (2) fundamental, value-based research; and (3) comparative sector analysis. When assessing the appropriate maturity, rating, and sector weighting of the Fund's portfolio, the investment adviser considers a variety of factors that are expected to influence economic activity and interest rates. Individual fixed-income investments are selected based upon the terms of the securities--such as yield, redemption features, liquidity, and current and expected future credit quality. The investment adviser also varies the Fund's allocation to various fixed-income sectors based upon the relative value offered by each sector. When making portfolio management decisions, the investment adviser relies on the knowledge, experience, research, and judgment of its own staff.

    When selecting investments for the Income Fund, the investment adviser may take full advantage of the entire range of maturities of fixed-income securities and may adjust the Income Fund's average maturity from time to time, depending upon the investment adviser's assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. Generally, the Income Fund's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall.

    Under normal market conditions, the Income Fund invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Average life is the weighted average period over which the investment adviser expects the principal to be paid, and differs from stated maturity in that average life estimates the effect of expected principal prepayments and call provisions. Securities without prepayment or call provisions generally have an average life equal to their stated maturity.

    The Income Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and its investment objective. Frequency of portfolio turnover will not be a limiting factor should the investment adviser deem it desirable to purchase or sell securities. In general, the greater the volume of buying and selling by the Income Fund, the greater the impact that other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes.

Wayne Hummer Money Market Fund

    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in money market instruments maturing 397 days or less from time of purchase. The Money Market Fund may also invest in nonconvertible corporate debt securities (e.g., bonds and debentures) and mortgage-backed securities maturing in 397 days or less from the date of their acquisition by the Fund. Such securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues tend to have greater liquidity and considerably less market value fluctuations than longer term issues.

    The investment adviser pursues the Money Market Fund's investment objective by investing only in those short-term fixed income securities that present the Fund with minimal credit risk. All investments are of the highest credit quality as determined by one or more nationally-recognized ratings agencies. Generally, the investment adviser makes modest changes in the average life of the Fund's portfolio based on anticipated changes in the interest rates. Thus, the highest yielding securities consistent with the desired maturity and credit quality are selected for the Fund's portfolio of investments. Maturity selection is further refined to ensure that adequate liquidity is produced on a daily basis. When making portfolio management decisions, the investment adviser relies on the knowledge, experience, research, and judgment of its own staff.

    The Money Market Fund is managed so that the average maturity of all its investments on a dollar-weighted basis is generally between 15 and 75 days and not more than 90 days depending upon the investment adviser's evaluation of market trends and other conditions. The Fund's investments are generally distributed evenly or "laddered" within this maturity range. The Fund's securities normally mature within six months, and in no event will the Fund invest in securities maturing more than 397 days from the date of acquisition.

    As a general policy, the Money Market Fund will hold securities until maturity. Although the Fund generally does not seek profits through short-term trading, it may dispose of any security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other circumstances or considerations, the investment adviser believes such disposition is advisable. In addition, the Fund may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments.

Principal Securities in Which the Funds Invest

    Equity securities. The CorePortfolio Fund, the Growth Fund, and, to a limited extent, the Income Fund each may invest in equity securities. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock. Other equity securities in which the CorePortfolio and Growth Funds may invest include preferred stocks, convertible securities, and warrants to purchase common stocks or other equity interests. Although they may possess certain equity characteristics, the Income Fund may consider preferred stocks, convertible securities, and certain warrants to purchase common stocks or other equity interests as fixed-income securities.

    Fixed-Income Securities. The Income Fund and the Money Market Fund each may invest in certain types of fixed-income securities. Fixed-income securities pay interest, dividends, or distributions at a specified rate. The rate may be fixed or adjusted periodically. The issuer must also repay the principal amount of the security, normally within a specified time. Eligible fixed-income securities include U.S. dollar-denominated domestic and foreign corporate bonds, U.S. and Canadian government bonds (including obligations of their agencies and instrumentalities), securities of certain supranational agencies, such as the International Development Bank, municipal obligations, mortgage- and asset-backed securities, collateralized mortgage obligations, and comparable instruments.

      Mortgage-Backed Securities. The Income Fund and Money Market Fund each may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Funds.

      Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

      The Income Fund and the Money Market Fund may purchase or sell collateralized mortgage obligations ("CMOs"), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Depending on the type of CMOs in which the Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

      With respect to mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. During periods of rising interest rates, the average life of mortgage-backed securities may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.

      Asset-Backed Securities. The Income Fund and Money Market Fund each may purchase or sell debt obligations known as asset-backed securities. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

      Lower-Rated Securities. The Income Fund may invest in lower-rated securities. Like higher-rated securities, securities rated in the BBB or Baa categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher-rated securities. Such securities may be adversely affected by severe economic circumstances and are considered to have more speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation than securities in the higher rating categories. The Income Fund also may invest up to 20% of its total assets in fixed-income securities that are rated below investment grade or are nonrated. (See "Risks Associated with Noninvestment-Grade Securities" below.)

      In addition, when the investment adviser believes such securities are likely to yield relatively high income in relation to cost, the Income Fund may invest in preferred stock and other various types of securities with fixed-income characteristics (including those convertible into or carrying warrants to purchase common stocks or other equity interests, and privately placed debt securities). Without regard to quality, the Income Fund may invest up to 25% of its total assets (not including cash) in preferred stock.

    Short-Term Investments. Each Fund may invest to some extent in short-term investments. Eligible short-term investments include U.S. government securities (including securities of its agencies and instrumentalities), certificates of deposit, commercial paper, shares of the Money Market Fund, and other similar fixed-income securities with remaining maturities of 397 days or less from the time of purchase.

Principal Risks of the Funds' Investments

    Stock Market Risk. As mutual funds investing primarily in common stocks, the CorePortfolio Fund and the Growth Fund are subject to stock market risk. Stock market risk is the potential that the Funds' total return, like the stock market generally, will go up and down within a wide range.

    Interest Rate Risk. Because the Income Fund invests in longer-term bonds and other fixed-income securities, the Income Fund is subject to interest rate risk. Interest rate risk is the risk that the value of the Income Fund's fixed-income investments will decline due to rising interest rates (bond prices move in the opposite direction of interest rates). The longer the

Income Fund's average maturity, the greater its interest rate risk. Because the Money Market Fund invests in short-term fixed-income securities, the Fund is also subject to interest rate risk.

    Reinvestment Risk. Each Fund may invest to some extent in debt securities and/or cash equivalents. Therefore, each Fund is exposed to reinvestment risk. This can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the Fund's current earnings rate.

    Credit Risk. The Funds' investments in fixed-income securities, including cash equivalents, also expose the Funds to credit risk. Credit risk is the risk that an issuer of a fixed-income security may be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower-rated bonds provide higher current yield but are considered speculative and carry greater credit risk than higher-rated bonds.

    Prepayment Risk. Both the Income Fund and the Money Market Fund may invest in various types of mortgage- and asset-backed securities. As such, these Funds are subject to prepayment risk, which is the risk that the issuer of a mortgage- or asset-backed security will exercise its right to pay principal on an obligation held by a Fund earlier than expected. This may happen when there is a decline in interest rates. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of mortgage- and asset-backed securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund. Prepayment risk causes mortgage- and asset-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities.

    Risks Associated with Noninvestment-Grade Securities. Because the Income Fund may invest up to 20% of its total assets in fixed-income securities that are rated below investment grade, the Income Fund is subject to the risks associated with noninvestment-grade fixed-income securities. Securities rated below investment grade, also known as "high yield, high risk" securities or "junk bonds," generally entail greater risks than investment-grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

    Spread Risk. Because the Income Fund invests in both corporate and government fixed-income securities, the Income Fund is subject to the risk that the differential or "spread" between interest rates of corporate and government fixed-income securities will narrow or broaden unexpectedly. In such circumstances, the value of certain portfolio securities, and of the portfolio as a whole, may be adversely affected.

    Investment Style Risk. Each Fund is subject to investment style risk, which is the risk that returns from the types of securities in which a Fund invests will trail returns from other asset classes or the overall market for that asset class.

    Nondiversification Risk. The CorePortfolio Fund may invest a greater percentage of its assets in a particular company, or in a small number of companies than diversified funds, which invest in a larger number of companies. Therefore, the CorePortfolio Fund may be subject to greater risks and larger losses than diversified funds if individual securities held by the CorePortfolio Fund decline in value.

    Manager Risk. Each actively managed Fund (the Growth Fund, the Income Fund, and the Money Market Fund) is subject to manager risk, which is the risk that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

    Model Risk. Model risk is the possibility that poor security selection by the investment adviser's proprietary model will cause the CorePortfolio Fund to underperform other funds with similar investment objectives.

    Impact of Year 2000. Similar to other mutual funds, financial and business organizations, and individuals around the world, the Funds could be adversely affected if the computer systems used by the investment adviser and/or the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. In addition, there can be no assurance that the Year 2000 problem will not affect the companies in which the Funds invest or worldwide markets and economies.

How the Investment Adviser Manages Risk

    Hedging Strategies. The CorePortfolio Fund and the Growth Fund may purchase put and call options traded on national securities exchanges, including put and call options on stock indices, and may write (sell) covered call options on securities held in its investment portfolio. The Income Fund may purchase put and call options traded on national securities exchanges or the Chicago Board Options Exchange, including put and call options on stock indices and interest rates and options on financial futures contracts, and may write covered call options on securities held in its investment portfolio. If options transactions are used by a Fund, such transactions will primarily serve to hedge its investment portfolio and to protect its portfolio securities from unexpected market downturns. The aggregate market value of portfolio securities underlying options written by the Funds may not exceed 25% of the CorePortfolio Fund or the Growth Fund's net assets or 5% of the Income Fund's net assets.

    The Income Fund may also enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index to hedge against anticipated future changes in interest rates or equity market conditions that might otherwise adversely affect the value of securities that the Income Fund holds or intends to purchase. The Income Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Income Fund and futures contracts subject to outstanding options written by the Income Fund would exceed 50% of the total assets of the Income Fund.

    The effectiveness of these investment techniques depends on the investment adviser's ability to predict movements in interest rates and stock prices. The risks involved in purchasing put or call options include the possible loss of the entire premium paid. The risks involved in writing covered call options include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying securities above the exercise price.

    Temporary Defensive Positions. The Growth Fund and Income Fund each may, from time to time, take temporary defensive measures that are inconsistent with their respective principal investment strategies in response to adverse market, economic, political, or other conditions. For example, the Growth Fund may purchase put and call options (including stock index options), write covered call options, invest all or part of its assets in shares of fixed-income securities such as investment-grade commercial paper and corporate bonds, United States government securities, certificates of deposit, bankers' acceptances, variable rate notes, and other money market instruments (such as short-term corporate debt instruments), or retain cash. The Income Fund may hold cash or cash equivalents. In taking such measures, a Fund may not achieve its investment objective.

                          Management and Organization

Investment Adviser and Portfolio Managers

    The Funds' investment adviser is Wayne Hummer Management Company, 300 South Wacker Drive, Chicago, Illinois 60606. The investment adviser chooses the Funds' investments and provides the Funds with operating facilities and portfolio accounting services under the direction of the Board of Trustees. Wayne Hummer Management Company was organized in 1981 and also serves as investment adviser to various individual, institutional, and fiduciary accounts.

    As compensation for its advisory and management services to the Funds, the investment adviser receives an annual fee that is computed and accrued daily and payable monthly. The effective annual investment advisory fees paid by each Fund for its most recently completed fiscal year are shown below:

                                                   Aggregate Fee as a Percentage
   Fund                                                of Average Net Assets
   ----                                            -----------------------------
   Growth Fund....................................             0.76%
   Income Fund....................................             0.50%
   Money Market Fund..............................             0.50%*

-----------
* The effective annual investment advisory fees paid by the Money Market Fund are estimated based upon such fees paid by the Wayne Hummer Money Fund Trust, which was reorganized as the Money Market Fund in July 1999. The Money Market Fund pays an annual investment advisory fee, computed daily and payable monthly, based upon its average daily net assets as follows: 0.500% for the first $500 million, 0.425% for the next $250 million, 0.375% for the next $250 million, 0.350% for the next $500 million, 0.325% for the next $500 million, and 0.275% for all assets over $2.0 billion.

    The CorePortfolio Fund commences investment operations on August 2, 1999. As compensation for its advisory and management services to the CorePortfolio Fund, the investment adviser receives a fee that is computed and accrued daily and payable monthly at an annual rate of 0.40% of average daily net assets. In addition, the investment adviser pays Standard & Poor's, a division of The McGraw-Hill Companies, Inc., an annual license fee of the greater of $10,000 or 0.01% of average daily net assets of the CorePortfolio Fund for use of the S&P 500. As part of the investment advisory contract between the Trust and the investment adviser, the investment adviser has agreed to waive its advisory fee and to reimburse the operating expenses of any Fund as may be necessary to limit the ordinary operating expenses of the CorePortfolio Fund to 0.75% of average daily net assets, the Growth Fund and Income Fund to 1.50% of average daily net assets, and the Money Market Fund to 1.00% of average daily net assets. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, and extraordinary items.

CorePortfolio Fund and Growth Fund

    Thomas J. Rowland is the co-portfolio manager of the CorePortfolio Fund and the portfolio manager of the Growth Fund. Mr. Rowland, a voting member of Wayne Hummer Investments L.L.C. (Wayne Hummer), the Funds' distributor, joined Wayne Hummer in 1987. He has been the portfolio manager of the Growth Fund since 1996, and was a co-manager of the Fund from 1987 to 1996. He serves as president of the investment adviser and of the Funds. Prior to joining Wayne Hummer, Mr. Rowland spent 14 years with CNA Financial Corporation as a portfolio manager, research analyst, and securities trader. In addition, he spent five years with the trust department at Harris Trust & Savings Bank. He received a BBA in finance from the University of Notre Dame and an MBA from Northwestern University. He is a CFA(R) charterholder and is a Fellow of the Financial Analysts Federation and a member of the Association for Investment Management and Research and the Investment Analysts Society of Chicago.

    David D. Cox is the co-portfolio manager of the CorePortfolio Fund with Mr. Rowland. Mr. Cox joined Wayne Hummer Management Company in 1994. He earned a Bachelor of Science degree in accounting and economics from Babson College. He is a Level III candidate in the CFA(R) program, and a member of the Association of Investment Management and Research and the Investment Analysts Society of Chicago.

Income Fund and Money Market Fund

    David P. Poitras is the portfolio manager of the Income Fund and of the Money Market Fund. Mr. Poitras, a voting member of Wayne Hummer, joined Wayne Hummer in 1985. He has been the portfolio manager of the Income Fund since 1992 and of the Money Market Fund since 1987. He serves as a Trustee and vice president of the Funds. He earned a Bachelor of Science degree in finance from Northern Illinois University. He is a member of the Municipal Bond Club of Chicago and the Bond Club of Chicago.

                               About Your Account

    This section provides information regarding your Fund account, including how to buy and sell Fund shares. Other shareholder services are explained as well. This section also covers certain distribution and income tax information.

Share Price

    Each Fund's share price, called its net asset value (NAV), is calculated as of the close of regular session trading (generally, 3:00 p.m. Chicago time) on each day the New York Stock Exchange (NYSE) is open for trading and at 3:00 p.m. Chicago time on each other day during which a sufficient degree of trading has occurred in the securities held by a particular Fund so as to materially affect such Fund's NAV. The price at which you purchase, exchange, or redeem Fund shares is based on the next calculation of NAV after your order is received in proper form, plus any applicable sales charge. The Money Market Fund's NAV normally remains constant at $1.00 per share. The term "offering price" includes any applicable front-end sales charge (load).

    The portfolio securities and assets of the CorePortfolio Fund, the Growth Fund, and the Income Fund are generally valued based upon market quotations from the primary market in which they are traded or, if market quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity), adjusted for amortization of premiums or accretion of discounts. The securities held by the Money Market Fund are valued using the amortized cost method.

    The Funds may suspend the determination of net asset value, the processing of orders, and the payment of redemption proceeds, and may postpone the payment date for redeemed shares for more than seven days under the following unusual circumstances: (1) the NYSE is closed (other than on weekends or holidays) or trading is restricted; (2) an emergency exists as determined by the Securities and Exchange Commission (the "SEC"), making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (3) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

How to Buy Fund Shares

    You may purchase Fund shares using any of the options explained in the table below. In addition, subsequent share purchases may be made using one or more of the various shareholder service plans or privileges described under "Shareholder Services and Account Features" later in this prospectus.

By Check
     . Make out a check for your investment amount, payable to "Wayne
       Hummer Investments L.L.C."

     . Include a note specifying the Fund name, your account number, and the name(s) in which the account is registered.

     . Deliver your check, your completed application if opening a new brokerage account, and your note to your Wayne Hummer investment executive, or mail them to:

              Wayne Hummer Investments L.L.C.
              300 South Wacker Drive
              Chicago, Illinois 60606

By Wire

     . If opening a new brokerage account, deliver your completed application to your Wayne Hummer investment executive or mail it to:

              Wayne Hummer Investments L.L.C.
              300 South Wacker Drive
              Chicago, Illinois 60606

     . Obtain your account number by calling your Wayne Hummer investment executive or the Wayne Hummer Fund Department.

     . Instruct your bank to wire the amount of your investment to:

              Harris Trust Bank
              ABA # 071000288
              For the Benefit of Wayne Hummer Investments L.L.C.
              Account #4429445
              For Further Credit [name on account] and [your ten digit account #]

              Contact your Wayne Hummer investment executive or the Wayne Hummer Fund Department to specify the Fund(s) you wish to purchase. Your bank may charge a fee to wire funds.

By Phone
     . Call your Wayne Hummer investment executive (investment by phone is available only if you have a free credit balance in an existing brokerage account with Wayne Hummer Investments L.L.C.)

    Orders received by Wayne Hummer with payment prior to the close of trading on the NYSE (generally 3:00 p.m. Chicago time) will be effected that business day. Orders received after that time will be effected the next business day. Income Fund and Money Market Fund shares begin to earn dividends on the business day following the day on which your order is effected. As used in this prospectus, "business day" generally means any day that the NYSE is open for business. For the Money Market Fund, however, the term "business day" does not include U.S. bank holidays (Columbus Day and Veteran's Day). If you purchase Fund shares by check, Wayne Hummer advances federal funds on your behalf to pay for such shares. If your check is subsequently dishonored, Wayne Hummer has the right to redeem your shares and to retain any dividends paid or distributions made with respect to such shares.

Investment Minimums

                        Initial Purchases          Subsequent Purchases
                        ----------------- -------------------------------------
 CorePortfolio and
   Growth Funds
    Regular Account     $1,000.00 minimum $500.00 minimum
                                          ($100.00 monthly minimum if you use
                                          Systematic
                                          Investment Plan or Payroll Direct
                                          Deposit Plan)

    Retirement Accounts $500.00 minimum   $200.00 minimum

 Income Fund

    Regular Account     $2,500.00 minimum $1,000.00 minimum
                                          ($100.00 monthly minimum if you use
                                          Systematic
                                          Investment Plan or Payroll Direct
                                          Deposit Plan)

    Retirement Account  $2,000.00 minimum $500.00 minimum

 Money Market Fund

    Regular Account     $500.00 minimum   $500.00 minimum
                                          ($100.00 weekly minimum for Automatic
                                          Sweep
                                          Program) ($100.00 monthly minimum if
                                          you use
                                          Systematic Investment Plan or Payroll
                                          Direct
                                          Deposit Plan)

    Retirement Account  $500.00 minimum   $500.00 minimum
                                          $100.00 weekly minimum for Automatic
                                          Sweep
                                          Program

    Investments may be made in any amount in excess of these minimums. The above investment minimums may be lower for custodian accounts and accounts that are part of an employer-sponsored and administered 401(k) plan. Purchases of Fund shares will be effected through your Wayne Hummer brokerage account, and all shares purchased are entered and credited to your account. Your purchase will be effected at the net asset value next determined after Wayne Hummer receives your request in proper form, plus any applicable sales charge. The Funds reserve the right, in their sole discretion, to vary at any time the initial and subsequent investment minimums, to withdraw the offering, or to refuse any purchase order. The Funds may suspend the determination of net asset value, which would delay the processing of your purchase order, in certain unusual circumstances, as described under "Share Price" above.

Sales Charges

                                               Sales Charge as a
                                                 Percentage of   Sales Charge as
                                                Public Offering  a Percentage of
               Purchase Amount                      Price*             NAV
               ---------------                 ----------------- ---------------
CorePortfolio and Growth Funds
  Less than $1 million........................       2.00%            2.02%
  $1 million or greater.......................        NONE             NONE
Income Fund
  Less than $1 million........................       1.00%            1.01%
  $1 million or greater.......................        NONE             NONE

-----------
*The term "offering price" includes any applicable front-end sales charge
  (load).

The sales charge may be eliminated by:

  . purchasing shares in an amount of $1 million or greater;

  . purchasing through a trust, pension plan, profit sharing plan, 401(k) plan, or other benefit plan that makes an initial investment in one or more Funds aggregating $250,000 or more or that has 20 or more participants. (Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Wayne Hummer Investments L.L.C.);

  . combining concurrent purchases of shares to reach $1 million or more:
   --by you, your spouse, and your children under age 21 or --in the CorePortfolio Fund, the Growth Fund, and the Income Fund; or

  . signing a letter of intent to purchase not less than $1,000,000 of Fund shares within 13 months.

    In addition, CorePortfolio Fund, Growth Fund, and Income Fund shares may be purchased at net asset value, without a sales charge, to the extent such a purchase, which must be at least $5,000, is paid for with the proceeds from the redemption of shares of a nonaffiliated mutual fund. A qualifying purchase of Fund shares must occur within 21 days of the prior redemption, and the Funds must receive a copy of the confirmation of the redemption transaction. Wayne Hummer Investments L.L.C. may compensate its investment executives in connection with such purchases. This privilege may be revoked at any time.

    A 1% contingent deferred sales charge may be imposed on certain redemptions by accounts that invest with no initial sales charge if redemptions are made within 18 months of purchase.

    Purchases of shares of the Money Market Fund are not subject to a sales charge. No sales charge will be assessed on purchases of additional shares in the same Fund by shareholders whose original shares were purchased before July 30, 1999, or on shares which are purchased through the reinvestment of income and capital gain distributions.

    Letter of Intent. You may purchase CorePortfolio Fund, Growth Fund, and Income Fund shares without a sales charge under a letter of intent to purchase not less than $1,000,000 of Fund shares within 13 months. The letter of intent imposes no obligation to purchase or sell additional Fund shares.

    If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify your Wayne Hummer investment executive at the time of purchase. If you do not so notify your Wayne Hummer investment executive, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

Shareholder Services and Account Features

    This section describes the various services that are available to you as a shareholder. These services may cease to be offered at any time.

    Systematic Investment Plan. Shareholders (except those holding Fund shares through retirement plan accounts) may arrange to have a pre-authorized amount ($100 minimum) drawn on their bank accounts and automatically invested in a specific Fund or Funds on a specified day of each month. To participate in the systematic investment plan, call your Wayne Hummer investment executive for an authorization agreement, which contains details about the plan. You may stop participating in the systematic investment plan at any time by notifying your Wayne Hummer investment executive.

    Payroll Direct Deposit Plan. After establishing a Fund account that meets the applicable minimum initial investment requirement, you may purchase additional Fund shares through the Funds' Payroll Direct Deposit Plan. Under this plan, you may make periodic investments ($100 monthly minimum) automatically from your paycheck into your existing Fund account. By enrolling in this plan, you authorize your employer to deduct a specified amount from your paycheck and deposit it into the Fund's bank account for the purchase of additional Fund shares. In most cases, your Fund account will be credited on the day after the Fund's bank receives your investment. You may also use this plan for other direct deposits, such as social security checks, military allotments, and annuity payments.

    To enroll in the Payroll Direct Deposit Plan, call your Wayne Hummer investment executive, who will give you the necessary information. Your employer must have available for its employees direct deposit capabilities through the Automated Clearing House for you to participate in this plan. Once you enroll in this plan, you may alter the amount or frequency of your deposit or stop your participation in this plan by notifying your employer.

    Exchange Privilege. The Funds allow you the unlimited privilege of exchanging your CorePortfolio Fund, Growth Fund, Income Fund, or Money Market Fund shares for each other. Share exchanges into the CorePortfolio Fund, the Growth Fund, or the Income Fund are subject to a sales charge of 2.00% for the CorePortfolio Fund or the Growth Fund, and 1.00% for the Income Fund. If the shares of the Fund into which you are exchanging carries an equal or greater load, you will receive a credit for the load that you previously paid. You will not, however, receive a credit if the shares of the Fund into which you are exchanging carries a lesser load. This sales charge may be waived in certain other circumstances, as described under "Sales Charges" above. The Funds cannot guarantee that you will be able to exchange your Fund shares by telephone during emergency situations or unusual market conditions. You may only exchange Fund shares if the Fund into which you want to exchange your investment is available for sale in the state in which you live. Exchanges will be effected at the net asset value, plus the applicable sales charge, if any, next determined after Wayne Hummer receives your exchange request in proper form. For federal income tax purposes, an exchange of one Fund's shares for the shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax. To learn more about the exchange privilege, contact your Wayne Hummer investment executive.

    Automatic Sweep Program (Money Market Fund only). The Money Market Fund, in conjunction with Wayne Hummer, maintains a "sweep program" that allows you to automatically purchase and redeem Money

Market Fund shares. Wayne Hummer and the Money Market Fund bear the expenses of maintaining the automatic sweep program.

    Under this program, if you have a free credit cash balance of $100 or more in your Wayne Hummer brokerage account, such balance is automatically invested in Money Market Fund shares on a specified day of each week (currently, Friday), or if the specified day is not a business day, then on the prior business day. If you have a free credit cash balance of $500 or more arising from cash deposits into your Wayne Hummer brokerage account from dividend and interest payments that you have not directed to be disbursed from your Wayne Hummer brokerage account to you, or from any other source, such balance is automatically invested in Money Market Fund shares on the day of receipt in your account if deposited in your account prior to 3:00 p.m. Chicago time. If you have a free credit cash balance of $500 or more arising from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) or from principal repayments on debt securities, such balance is automatically invested in Money Market Fund shares on the business day on which the proceeds are received in your brokerage account.

    To enroll in the automatic sweep program, contact your Wayne Hummer investment executive. You may terminate your participation in the automatic sweep program at any time by contacting your Wayne Hummer investment executive.

    Retirement Plans. Wayne Hummer provides several prototype self-directed retirement plans, including an Individual Retirement Account Plan, a Simplified Employee Pension Plan, and a Defined Contribution Plan (formerly "Keogh Plan"), through which you may invest in the Funds on a tax-sheltered basis. Orders for Fund shares that you purchase for your retirement account must be placed by Wayne Hummer. You may combine your Fund investments with your other investments purchased through Wayne Hummer in your retirement account. For minimum retirement plan investment amounts, see the table entitled "Investment Minimums" earlier in this section.

    You may get additional information on retirement plans provided by Wayne Hummer, including a description of applicable service fees and limitations on contributions and withdrawals, by calling Wayne Hummer at 1-800-621-4477 or by writing to Wayne Hummer Investments L.L.C., Attention: Retirement Plans Department, 300 South Wacker Drive, Chicago, Illinois 60606.

How to Sell Fund Shares

    Redemption Procedures. You may redeem your shares at any time without charge at the net asset value next determined after Wayne Hummer receives your redemption request in proper form. By opening a brokerage account with Wayne Hummer, you are agreeing with the Trust and Wayne Hummer that neither the Trust nor Wayne Hummer is responsible for the authenticity of redemption instructions or the delivery of redemption proceeds by check from Wayne Hummer. The value of your shares upon redemption may be more or less than what you paid for them. The value of an investment in the Money Market Fund will normally remain constant at $1.00 per share.

    You may sell Fund shares through your Wayne Hummer investment executive by telephone, by mail, or in person. The telephone redemption procedure may be terminated by the Funds or Wayne Hummer at any time. Your redemption request must include the Fund name, your account number, the name(s) in which the account is registered, and the dollar value or number or shares that you want to redeem.

    If Wayne Hummer receives your redemption request prior to the close of trading on the NYSE on a day when the Fund's shares are priced, your request will be effected that day and the proceeds credited to your brokerage account the next business day. If Wayne Hummer receives your redemption request after the close of trading or on a day when the Fund's shares are not priced, your request will be effected the next business day. Shares of the Money Market Fund or the Income Fund covered by a redemption request received in proper form before 3:00 p.m. Chicago time will continue to accrue dividends declared through the close of business on the date of receipt. Shares of the Money Market Fund or Income Fund covered by a redemption request received in proper form after 3:00 p.m. Chicago time will continue to accrue dividends declared through the close of business on the next business day following the date of receipt.

    When you make your redemption request, you may instruct Wayne Hummer to transmit your redemption proceeds by mail. In that case, Wayne Hummer normally will mail your investment proceeds on the day they are credited to your brokerage account, or, if you make your request to transmit your investment proceeds by mail subsequent to your redemption request, your investment proceeds will be mailed on the next business day after receipt of your request to transmit your investment proceeds by mail. In either event, payment will be made within three business days after your redemption is effected or your request to transmit your investment proceeds is received.

    However, the Funds may suspend the right of redemption and may postpone the date of payment for shares for more than seven days under certain unusual circumstances, as described under "Share Price" above. Regardless of when the Fund effects payment for shares that you redeem, the price at which you redeem Fund shares is based on the next calculation of NAV after your order is received in proper form. At various times, the Funds may be requested to redeem shares for which good payment has not been received. For example, if you purchased shares by check, your check may not have been cleared through the banking system even though Wayne Hummer had advanced federal funds to effect your purchase. In such event, your redemption request may be delayed for up to 15 days while the Fund awaits assurance that good payment has been collected.

    Automatic Redemption of Fund Investments. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares (other than shares purchased for a retirement plan provided by Wayne Hummer) for their then current value if at any time the value of your Fund investment falls below a certain amount, unless the value of your Fund investment falls below the specified minimum due to a decline in the market value of a Fund's assets. This amount currently is $500 for each Fund. If your Fund investment falls below the applicable minimum, you will first be notified that the value of your total investment is less than the minimum and will be allowed two months to make an additional investment before your account will be automatically redeemed. The proceeds of any such redemption will be credited to your brokerage account and will be mailed to you by check.

    Redemption by Check (Money Market Fund only). Shareholders of the Money Market Fund (except those holding Fund shares through a retirement plan account) may establish a special checking account with State Street Bank and Trust Company ("State Street") to redeem Money Market Fund shares by check. Redeeming Money Market Fund shares by check enables you to earn the dividends declared on your shares until the check is presented to State Street for payment. To set up a checking account with State Street and to request checks, contact the Fund or your Wayne Hummer investment executive.

    You may write checks payable to any party in amounts of $500 or more, up to a maximum of $250,000. A check representing a redemption request will be processed ahead of any other redemption instructions issued by you and before any automatic redemptions are effected in your account pursuant to the automatic sweep program. Checks that have been honored will be returned periodically to you by State Street Bank and Trust Company, the Funds' Custodian and Transfer and Dividend Paying Agent.

    Currently, the Fund does not charge for normal use of the check redemption privilege other than as set forth below. If (1) the amount of your check is greater than the value in your account; or (2) your check is for an amount less than $500, your check will be dishonored, and State Street will return it unpaid to the person to whom you wrote your check. The Fund may charge you its costs for (1) each stop payment; (2) each check written for an amount under $500; (3) each check written in excess of $250,000; and (4) each check returned because there are insufficient shares in your Fund account. In addition, the Fund reserves the right to impose a charge for the check-writing privilege at a future date, to charge for excessive use of the check-writing privilege, to charge for its costs for checks returned for any reason, and to make other additional charges to recover the costs of providing the check-writing privilege. All charges will be deducted from any existing or future credit balance in your Wayne Hummer brokerage account.

    Automatic Redemptions to Satisfy Debit Balances (Money Market Fund only). Redemptions of Money Market Fund shares will be automatically effected on a daily basis by Wayne Hummer to satisfy debit balances of $10 or more existing in your brokerage account just prior to 3:00 p.m. Chicago time. After application of any free credit cash balances in your account to such debit balances, the number of shares needed to satisfy the remaining debit balance will be redeemed at the net asset value determined at 3:00 p.m. Chicago time that day. If more than one redemption transaction is processed on a specific day and the number of shares available for redemption is insufficient to satisfy all redemption transactions, redemptions by check, if presented, will take precedence over redemption to satisfy debit balances resulting from activity in your brokerage account. The automatic redemption of shares to settle debit balances in your brokerage account for purchases of other securities may occur prior to the settlement date of such purchases. As a result, your redemption proceeds may remain uninvested in your brokerage account until the settlement date.

Transactions Through Broker-Dealers

    You may purchase or redeem shares through broker-dealers or agents appointed by Wayne Hummer, who may charge a fee for such services. The Funds may agree to modify or waive their purchase and redemption procedures or requirements to facilitate these transactions.

Distributions

    The CorePortfolio Fund, the Growth Fund, and the Income Fund distribute to shareholders substantially all of their net ordinary income and any capital gains realized from the sale of portfolio securities. The CorePortfolio Fund and the Growth Fund normally declare ordinary income dividends in April, July, October, and December. The Income Fund declares ordinary income dividends daily and pays such dividends monthly. These Funds pay net realized capital gains, if any, in late April and December. The Money Market Fund declares as daily dividends all of the Fund's undistributed net investment income and pays such dividends monthly. The Money Market Fund does not expect to realize any long-term gains or losses.

    You have the option of receiving dividends and capital gains distributions in cash, or you can have them automatically reinvested in more shares of the Funds. Dividends and capital gains distributions are automatically reinvested in Fund shares at net asset value on the payable date, without a sales charge, unless you instruct Wayne Hummer otherwise. Such instructions take effect within 10 days after they are received in writing by Wayne Hummer. Distributions are taxable to you whether they are received in cash or reinvested in additional shares, as described under "Taxes" below.

Taxes

    As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending upon the purchase price and the sale price, you may have a gain or loss on the transaction.

    The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, foreign, state, or local taxes may apply to your investment, depending upon the laws of your place of residence. Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

    Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Exchanges among Funds are also taxable events. Distributions may be taxable at different rates depending upon the length of time a Fund holds a security. Dividends representing net investment income and net short-term capital gains, if any, are taxable to you as ordinary income. Long-term capital gains distributions, if any, are taxable to individual shareholders at a maximum 20% capital gains rate regardless of the length of time that shareholders have owned Fund shares. In certain states, a portion of the dividends and distributions (depending upon the sources of a Fund's income) may be exempt from state and local taxes. Dividends received by shareholders of the Income Fund attributable to interest income received by the Income Fund from municipal obligations will be subject to federal income tax.

    A dividend or distribution received shortly after the purchase of shares reduces the net asset value of such shares by the amount of the dividend and, although in effect a return of capital, is taxable to you. Any dividends or capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January are taxable as if paid on December 31 of the calendar year in which they were declared. The Trust is required by law to withhold federal income tax at a rate of 31% from taxable distributions and redemption proceeds paid to shareholders who do not furnish their correct taxpayer identification numbers (for individuals, their social security numbers) and in certain other circumstances.

    Information with regard to the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31 of each year. Account tax information will also be sent to the Internal Revenue Service.

                              Financial Highlights

    The following financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the Funds' most recent annual report to shareholders. You may have the Funds' annual report sent to you without charge by contacting Wayne Hummer.

                                         Wayne Hummer Growth Fund
                                           Year Ended March 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  36.10  $  28.03  $  26.37  $  23.43  $ 21.23
                                --------  --------  --------  --------  -------
Income from Investment
 Operations
Net Investment Income.........      0.14      0.19      0.26      0.32     0.32
Net Realized and Unrealized
 Gain on Investments..........      2.09     10.57      2.69      3.41     2.40
                                --------  --------  --------  --------  -------
  Total from Investment
   Operations.................      2.23     10.76      2.95      3.73     2.72
                                --------  --------  --------  --------  -------
Less Distributions
 Dividends from Net Investment
  Income......................     (0.16)    (0.20)    (0.29)    (0.31)   (0.31)
 Distributions from Net
  Realized Gain on
  Investments.................     (1.51)    (2.49)    (1.00)    (0.48)   (0.21)
                                --------  --------  --------  --------  -------
  Total Distributions.........     (1.67)    (2.69)    (1.29)    (0.79)   (0.52)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  36.66  $  36.10  $  28.03  $  26.37  $ 23.43
                                ========  ========  ========  ========  =======
Total Return..................      6.37%    40.57%    11.61%    16.15%   13.04%
                                ========  ========  ========  ========  =======
Ratios/Supplemental Data
 Net Assets, End of Year
  (000's).....................  $139,494  $140,743  $104,214  $102,608  $94,770
 Ratio of Total Expenses to
  Average Net Assets..........      0.94%     0.96%     0.99%     1.06%    1.07%
 Ratio of Net Investment
  Income to Average Net
  Assets......................      0.41%     0.58%     0.97%     1.29%    1.44%
 Portfolio Turnover Rate......        12%        7%        9%        6%       3%

                                         Wayne Hummer Income Fund
                                           Year Ended March 31,
                                  -------------------------------------------
                                   1999     1998     1997     1996     1995
                                  -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year...........................  $ 15.38  $ 14.66  $ 14.95  $ 14.69  $ 15.10
                                  -------  -------  -------  -------  -------
Income from Investment
 Operations
 Net Investment Income..........     0.89     0.94     0.92     1.02     0.99
 Net Realized and Unrealized
  Gain (Loss) on Investments....    (0.17)    0.72    (0.29)    0.26    (0.42)
                                  -------  -------  -------  -------  -------
  Total from Investment
   Operations...................     0.72     1.66     0.63     1.28     0.57
                                  -------  -------  -------  -------  -------
Less Distributions
 Dividends from Net Investment
  Income........................    (0.89)   (0.94)   (0.92)   (1.02)   (0.98)
 Distributions from Net Realized
  Gain on Investments ..........     0.00     0.00     0.00     0.00     0.00/1/
                                  -------  -------  -------  -------  -------
  Total Distributions...........    (0.89)   (0.94)   (0.92)   (1.02)   (0.98)
                                  -------  -------  -------  -------  -------
Net Asset Value, End of Year....  $ 15.21  $ 15.38  $ 14.66  $ 14.95  $ 14.69
                                  =======  =======  =======  =======  =======
Total Return....................     4.74%   11.25%    4.32%    8.79%    4.16%
                                  =======  =======  =======  =======  =======
Ratios/Supplemental Data
 Net Assets, End of Year
  (000's).......................  $20,327  $21,304  $21,998  $25,398  $26,352
 Ratio of Total Expenses to
  Average Net Assets............     1.01%    1.01%    1.01%    0.91%    0.94%
 Ratio of Net Investment Income
  to Average Net Assets.........     5.78%    6.00%    6.25%    6.80%    6.70%
 Portfolio Turnover Rate........       37%      28%      39%      46%      32%

-----------
/1  /Less than $0.01 per share.

                                 Wayne Hummer Money Market Fund/1/
                                        Year Ended March 31,
                            ------------------------------------------------
                              1999      1998      1997      1996      1995
                            --------  --------  --------  --------  --------
Net Asset Value, Beginning
 of Year..................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                            --------  --------  --------  --------  --------
Income from Investment
 Operations
 Net Investment Income....      0.04      0.04      0.04      0.05      0.04
 Less Dividends from Net
  Investment Income.......     (0.04)    (0.04)    (0.04)    (0.05)    (0.04)
                            --------  --------  --------  --------  --------
Net Asset Value, End of
 Year.....................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                            ========  ========  ========  ========  ========
Total Return..............      4.82%     5.07%     4.80%     5.18%     4.24%/2/
Ratios/Supplemental Data
 Net Assets, End of Year
  (000's).................  $350,973  $298,908  $238,238  $226,273  $155,248
 Ratio of Total Expenses
  to Average Net Assets...      0.71%     0.72%     0.74%     0.79%     0.80%
 Ratio of Net Investment
  Income to Average Net
  Assets..................      4.70%     4.96%     4.70%     5.04%     4.16%

-----------
/1/The information in this table represents the performance of the Predecessor
    Fund, which was merged into the Money Market Fund on July 31, 1999 solely to change its form of legal entity.
/2/The total return includes the effect of the capital contribution of $0.0011 per share from Wayne Hummer. The return without the capital contribution would have been 4.12%.

DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT:

Wayne Hummer Investments L.L.C.
300 South Wacker Drive
Chicago, Illinois 60606

INVESTMENT ADVISER AND PORTFOLIO ACCOUNTING AGENT:

Wayne Hummer Management Company
300 South Wacker Drive
Chicago, Illinois 60606

AUDITORS:

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

COUNSEL:

Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601

CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

                            ----------------------

    The Wayne Hummer CorePortfolio Fund, an investment series of Wayne Hummer Investment Trust, is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Wayne Hummer CorePortfolio Fund or any member of the public regarding the advisability of investing in securities generally or in the Wayne Hummer CorePortfolio Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Wayne Hummer Management Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Wayne Hummer Management Company or the Wayne Hummer CorePortfolio Fund. S&P has no obligation to take the needs of Wayne Hummer Management Company or the owners of the Wayne Hummer CorePortfolio Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Wayne Hummer CorePortfolio Fund or the timing of the issuance or sale of the Wayne Hummer CorePortfolio Fund or in the determination or calculation of the equation by which the Wayne Hummer CorePortfolio Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Wayne Hummer CorePortolio Fund.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY WAYNE HUMMER MANAGEMENT COMPANY, OWNERS OF THE WAYNE HUMMER COREPORTFOLIO FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

For More Information

    If you would like more information about the Wayne Hummer Investment Trust or any of the Funds, the following documents are available for free upon request:

Annual/Semiannual Reports to Shareholders

    Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Growth Fund's and the Income Fund's performance during their most recent fiscal year.

Statement of Additional Information (SAI)

    The SAI provides more detailed information about the Funds.

    The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Wayne Hummer Investment Trust or any of the Funds, please contact Wayne Hummer as follows:

Wayne Hummer Investments L.L.C.
300 South Wacker Drive
Chicago, IL 60606

Telephone:
1-800-621-4477

World Wide Web:
www.whummer.com

Information provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Funds are also available on the SEC's web site (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                       Investment Company Act File No.: 811-3880

                         Wayne Hummer Investment Trust

                                 (the "Trust")



                        Wayne Hummer CorePortfolio Fund
                            Wayne Hummer Growth Fund
                            Wayne Hummer Income Fund
                         Wayne Hummer Money Market Fund

                 (each a "Fund" and, collectively, the "Funds")

                             300 South Wacker Drive
                            Chicago, Illinois 60606
                                  800-621-4477

                      Statement of Additional Information

                                 July 31, 1999

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Trust's current prospectus (dated July 31, 1999), as supplemented from time to time (the "Prospectus"). The Trust's financial statements and the Report of Independent Auditors thereon from the Funds' current Annual Report to Shareholders are incorporated by reference into this SAI. You can get a free copy of the Prospectus and/or the Annual Report to Shareholders by writing or calling the Trust.






/(R)/"Wayne Hummer" and wh [LOGO] are registered service marks of Wayne Hummer Investments L.L.C.

                             TABLE OF CONTENTS

                               -------------

                                                                          Page
                                                                          ----
Fund History...............................................................B-1

Investment Strategies, Policies, and Risks.................................B-1
     Fundamental and Nonfundamental Investment Policies....................B-1
     Investment Strategies and Associated Risks............................B-4

Management of the Trust...................................................B-14
     Trustees.............................................................B-14
     Officers.............................................................B-15
     Trustee Compensation.................................................B-15

Investment Advisory and Other Services....................................B-16
     Investment Adviser...................................................B-16
     Distributor and Shareholder Service Agent............................B-17
     Portfolio Accounting Services........................................B-19

Brokerage Allocation......................................................B-19

Shareholder Rights and Liabilities........................................B-20

Trust Name................................................................B-22

Purchase, Redemption, and Pricing of Shares...............................B-22
     Offering Price.......................................................B-23
     Redemption in Kind...................................................B-24

Taxes.....................................................................B-24

Performance Information...................................................B-25

Independent Auditors......................................................B-27

Custodian and Transfer and Dividend Paying Agent..........................B-27

Legal Counsel.............................................................B-27

Reports to Shareholders...................................................B-27

APPENDIX...................................................................A-1

                                  Fund History

     Wayne Hummer Investment Trust is a Massachusetts business trust. The Trust is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Trust currently consists of four series: the Wayne Hummer CorePortfolio Fund (CorePortfolio Fund), the Wayne Hummer Growth Fund (Growth Fund), the Wayne Hummer Income Fund (Income Fund), and the Wayne Hummer Money Market Fund (Money Market Fund): all but the CorePortfolio Fund are diversified portfolios. The CorePortfolio Fund is non-diversified. The Trust was organized on September 29, 1983. Shares of the Growth Fund were first offered to the public on December 30, 1983, and shares of the Income Fund were first offered to the public on December 1, 1992. The Board of Trustees voted to change the name of the Trust from "Wayne Hummer Growth Fund Trust" to "Wayne Hummer Investment Trust," effective December 1, 1992.

     The Money Market Fund was originally organized as a separate Massachusetts business trust, the Wayne Hummer Money Fund Trust ("WHMFT"), on December 4, 1981. In July 1999, WHMFT was reorganized as the Wayne Hummer Money Market Fund, a series of the Wayne Hummer Investment Trust. Shares of the CorePortfolio Fund were first offered to the public on August 2, 1999.

                   Investment Strategies, Policies, and Risks

Fundamental and Nonfundamental Investment Policies

     The investment objective and certain principal investment strategies of each Fund are described in the Prospectus for the Wayne Hummer Investment Trust. The following fundamental investment policies may not be changed without approval by holders of "a majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or more than 50% of the Fund's shares, whichever is less.

     The following investment restrictions, which cannot be changed without shareholder approval, apply only to the CorePortfolio Fund, the Growth Fund, and the Income Fund.

     Each Fund may not:

     (1) Invest in the securities of an issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer.

     (2) Concentrate its investments in any particular industry; provided that if it is deemed appropriate for the attainment of the Fund's investment objectives, up to 25% of its total assets may be invested in any one industry.

     (3)  Make investments for the purpose of exercising control or management.

     (4) Purchase or sell real estate, commodities or commodity contracts, except that the Income Fund may enter into options on financial futures contracts.

     (5) Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, except with respect to the Income Fund which may make margin deposits in connection with transactions on options, futures and options on futures.

     (6)  Make short sales of securities or maintain a short position.

     (7) Make loans to other persons; provided that the Fund may use repurchase agreements, and provided further that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, variable rate notes or other money market instruments that are a portion of an issue to the public shall not be deemed to be the making of a loan and provided further that the Fund may lend its portfolio securities as set forth in paragraph (8) below.

     (8) Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. Government Obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

     (9) Mortgage, pledge, hypothecate or in any manner transfer (except as provided in paragraph (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings permitted under the investment policies of the Fund.

     (10) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     (11) (Growth Fund and Income Fund only.) Invest in the securities of any one issuer (other than the United States, its agencies or instrumentalities), if immediately after and as a result of such investment, as to 75% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in the securities of such issuer.

     (12) The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

     In addition to the fundamental investment policies listed above, the CorePortfolio Fund, Growth Fund and/or the Income Fund are subject to the following non-fundamental restrictions and policies (as specified below), which may be changed by the Board of Trustees without shareholder approval.

     Each Fund may not:

     (13) Invest more than 15% of its net assets in securities in illiquid securities, including repurchase agreements maturing in more than seven days.

     (14) (Income Fund only) Under normal market conditions the Income Fund will invest at least 65% of its assets in securities with an average life of between three and ten years, such that the dollar-weighted average life of its portfolio will be expected to be between three and ten years. For purposes of this Policy, average life is the weighted average period over which Wayne Hummer Management Company (the "Investment Adviser") expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to Government National Mortgage Association ("GNMA") securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life typically will be the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally will have an average life equal to their stated maturity.

     The Income Fund also may invest in other preferred or debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests and privately placed debt securities) that the Investment Adviser considers likely to yield relatively high income in relation to cost.

     The following fundamental investment restrictions, which cannot be changed without shareholder approval, apply only to the Money Market Fund.

     The Fund may not:

     (1) Purchase the securities of issuers whose principal business is in the same industry (other than United States Government securities, United States Government agency or instrumentality securities or bank money instruments) if immediately after such purchase the value of the Trust's investments in such industry would exceed 25% of the value of its total assets (taken at market value at the time of each investment). For purposes of this subparagraph, the personal credit and business credit businesses of finance companies will be considered separate industries and, as to utilities, the water, gas, electric and telephone businesses will be considered separate industries.

     (2) Make loans, except that securities owned or held by the Trust may be loaned pursuant to the next paragraph; provided, however, that the Trust may purchase money market securities and enter into repurchase agreements with banks, brokers and dealers.

     (3) Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. Government Obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreement, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

     (4) Purchase any securities on margin, except for use of short-term credits necessary for clearance of purchases and sales of Portfolio securities; make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     (5) Issue senior securities or borrow money except as a temporary measure for extraordinary purposes and then only in amounts not in excess of 5% of the value of its net assets. In addition, the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio instruments.

     (6) Mortgage, pledge or hypothecate or in any manner transfer (except as provided in paragraph (7) above) as security for indebtedness any securities owned or held by the Trust except as may be necessary in connection with borrowings mentioned in paragraph (5) above.

     (7)  Act as an underwriter of securities.

     (8) Purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein) or commodities or commodity contracts.

     In addition, the Money Market Fund is subject to the following non-fundamental investment restriction, which may be changed by the Board of Trustees without shareholder approval.

     The Fund may not:

     (1) Invest more than 10% of its assets in securities (including repurchase agreements maturing in more than seven days) which are considered illiquid.

     The Money Market Fund may follow other non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth above, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Money Market Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Money Market Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by nationally recognized ratings services, according to Rule 2a-7. The Money Market Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

     If any applicable percentage restriction contained in the foregoing investment restrictions is satisfied at the time the securities subject thereto are purchased, a Fund will not be required to dispose of such securities in the event that the percentage restriction subsequently is exceeded due to a fluctuation in the value of such securities or other securities of the portfolio or a fluctuation in the number of outstanding securities of the issuer. Notwithstanding the foregoing, with respect to the CorePortfolio Fund, the Growth Fund, and the Income Fund, if the percentage restrictions contained in paragraphs (9) or (12) are violated due to a subsequent fluctuation in portfolio value, a Fund will be entitled, as a condition that must be a part of all loans subject to paragraph (8) and all borrowings subject to paragraph (12), to reduce within three business days the outstanding amount of such loans or borrowings in order once again to satisfy such percentage restriction. Notwithstanding the foregoing, with respect to the Money Market Fund, if the percentage restrictions contained in paragraphs (3) or (5) above are violated due to a subsequent fluctuation in the portfolio value, the Fund will be entitled, as a condition that must be part of all loans subject to paragraph (3) and all borrowings subject to paragraph (5), to reduce within three business days the outstanding amount of such loans or borrowings in order once again to satisfy such percentage restriction.

Investment Strategies and Associated Risks

     The following section describes the Funds' investment strategies, including strategies to invest in a particular type of security, that are not principal strategies and the risks of such strategies. Unless otherwise noted, consistent with their respective investment objective(s), policies and restrictions, each Fund may employ the strategies discussed in this section.

Cash Equivalents and Short-Term Investments

     United States Government Securities. Subject to its respective investment objective and policies, each Fund may invest to some extent in U.S. Government Securities, including securities issued by its agencies and instrumentalities. United States Government Securities are marketable debt securities which are issued by and are a direct obligation of the United States Treasury. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities greater than ten years.
All Treasury securities are direct obligations of the United States Government and generally are considered the safest forms of investment, since no borrower has a higher credit rating than the United States Government.

     United States Government Agency and Instrumentality Securities. Subject to its respective investment objective and policies, each Fund may invest to some extent in United States Government Agency and Instrumentality Securities.
United States Government Agency and Instrumentality Securities are marketable debt securities issued or guaranteed by agencies and instrumentalities of the United States Government. Although these securities are not direct obligations of the United States Government, some are supported by the full faith and credit of the Treasury, such as Government National Mortgage Association pass-through certificates; others are supported to the extent of the right of the issuer to borrower from the Treasury, such as Federal Home Loan Bank bonds and notes; while others solely depend on the credit of the agency or instrumentality and not the Treasury, such as Federal National Mortgage Association debentures and notes. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Variable Rate Securities. Subject to its respective investment objective and policies, each Fund may invest to some extent in Variable Rate Securities. United States Government Agencies and Instrumentalities may also issue securities having rates of interest that are adjusted periodically or that "float" continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

     The maturity of Variable Rate Securities are determined in accordance with the SEC rules that allow the trust to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies or instrumentalities.

     Time Deposits, Certificates of Deposit and Bankers' Acceptances. Subject to its respective investment objective and policies, each Fund may invest to some extent in time deposits ("TDs"), certificates of deposits ("CDs"), and bankers' acceptances. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs generally are short-term, interest-bearing negotiable certificates evidencing the obligation of a commercial bank to repay funds deposited with it for a specified period of time. TDs maturing in more than seven days will be considered illiquid for purposes of each Fund's respective limitation on investment in illiquid securities. Investments in TDs generally are limited to domestic banks having total assets in excess of one billion U.S. dollars or to foreign branches of such domestic banks, and investments in CDs and bankers' acceptances are limited to domestic or Canadian banks having total assets in excess of one billion dollars. CDs issued by domestic branches of domestic banks do not benefit materially, and TDs issued by foreign branches of domestic banks do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC").

     Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals, based upon a specified market rate that is considered by the issuers to be representative of the then-prevailing certificate of deposit rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit also may contain provisions whereby the issuing banks agree to repurchase such instruments at par on any coupon date, on any rate adjustment date, or on any date after a specified holding period. Variable rate certificates of deposit normally carry a higher initial interest rate than fixed rate certificates of deposit with shorter maturities because the issuing bank pays a premium for the use of the money for a longer period of time. With respect to variable rate certificates of deposit maturing in one year or less from the time of purchase, the Trust uses the period remaining until the next rate adjustment date for purposes of determining the average weighted maturity.

     Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date, is liable for payment. Most acceptances have maturities of six months or less, and are traded in secondary markets prior to maturity.

     The Money Market Fund may not invest in any security issued by a commercial bank unless the bank is organized and operating in the United States, has total assets of at least $1 billion, and is a member of the FDIC, although the securities in which the Trust invests may not be insured by the FDIC. The Money Market Fund may not invest in money market instruments issued by foreign banks or foreign branches of domestic banks.

     Both domestic banks and foreign branches of domestic banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged.
In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of this industry.

     As a result of the foregoing Federal and state laws and regulations, domestic banks, among other things, are required to maintain specified levels of reserves, limited in amounts which they can loan a single borrower, and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

     Repurchase Agreements. Subject to its applicable investment objective(s), policies and restrictions, each Fund may enter into repurchase agreements. Repurchase Agreements are instruments under which the purchaser (e.g., the Fund) acquires ownership of the obligation (underlying security), and the seller (a broker-dealer or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return for the period. Repurchase agreements usually are for short periods, frequently less than one week. The securities underlying a repurchase agreement will be marked-to-market every business day, so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. The Funds must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System.

     Should the value of the underlying securities decline, the issuer of the repurchase agreement is required to provide the Fund with additional securities so that the aggregate value of the underlying securities is equal to the repurchase price. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements will be limited to transactions with financial institutions believed by the Investment Adviser to present minimal credit risk.

     The Funds each may enter into repurchase agreements with a securities dealer or a bank that is a member of the Federal Reserve System. The Money Market Fund may only enter into repurchase agreements with respect to underlying United States Government or United States Government agency or instrumentality securities, certificates of deposit, commercial paper or bankers' acceptances in which the Trust may otherwise invest, as described above. The Trust's Investment Adviser will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of each Fund's respective limitation on investment in illiquid securities.

     Commercial Paper. Subject to its respective investment objective and policies, each Fund may invest to some extent in commercial paper issued in reliance on the exemption from Section 3(a)(3) ("Section 3(a)(3) paper") of the Securities Act of 1933, as amended (the "Securities Act"). Such commercial paper is generally issued by major corporations, and may be issued only to finance current transactions and must mature in nine months or less. Although
Section 3(a)(3) paper is not restricted as to the types of investors to whom it may be sold, it is purchased primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     As discussed more fully below, the Fund also may invest in money market instruments issued in reliance on the exemption from registration afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"), which are restricted as to disposition under the federal securities laws. Section 4(2) paper generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to a public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper is often resold to other institutional investors through or with the assistance of investment dealers or on an automated trading system operated by the National Association of Securities Dealers, Inc., which provides liquidity to the Section 4(2) paper market. The Investment Adviser generally believes there is no significant difference between Section 3(a)(3) and Section 4(2) commercial paper in terms of market or trading characteristics or of the quality of the issuers and that, despite the legal restrictions thereon, Section 4(2) paper has typically been no less liquid or saleable than Section 3(a)(3) paper.

     Section 4(2) Paper and Other "Restricted" Securities. The Money Market Fund may invest in money market instruments issued in a private placement under
Section 4(2) of the Securities Act. Securities issued pursuant to Section 4(2) include instruments similar in nature to commercial paper, but which are not entitled to the exemption afforded commercial paper by Section 3(a)(3) of the Securities Act because they were issued to finance other than current transactions or were issued with a maturity greater than nine months. The Investment Adviser considers Section 4(2) paper generally to be liquid. If a particular investment in Section 4(2) paper is determined not to be liquid, however, based on specified standards, the investment will be included within the Fund's limitation on investments in illiquid securities. The Board of Trustees has approved guidelines and procedures adopted by the Investment Adviser, and has delegated the day-to-day function of determining and monitoring the liquidity of securities to the Investment Adviser. The Board, however, will retain oversight and be ultimately responsible for the determination.

     In addition to Section 4(2) paper, other types of "restricted" money market instruments that meet the Money Market Fund's credit, maturity, and other investment criteria (such as high quality bonds with less than one year remaining to maturity) could be purchased or sold by the Fund in a private placement.

Hybrid Securities

     Convertible Securities. Subject to its respective investment objective and policies, the Growth Fund and the Income Fund each may invest to some extent in convertible securities, the ratings of which correspond to other permissible Fund investments. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Funds generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Fixed-Income Securities

     High-Yield, High-Risk Fixed-Income Securities. Subject to its specific investment objective and policies, the Income Fund may invest up to 20% of its assets in fixed-income securities below investment grade offering high current income. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer. However, high-yield (high-risk), fixed-income securities ordinarily will be in the lower rating categories of recognized rating agencies or will be non-rated.

     Lower rated and non-rated securities, which are sometimes referred to by the popular press as "junk bonds," have widely varying characteristics and qualities. These lower-rated or non-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market values of such lower rated or non-rated securities tend to react to individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such securities also tend to be more sensitive to economic conditions than higher rated securities. Adverse publicity and investor perceptions regarding lower-rated and non-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     These and other factors adversely affecting the market value of high-yield securities may adversely affect the Income Fund's net asset value. High-yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high-yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing among other factors. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     The Income Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Income Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price of such securities. The Income Fund's ability to dispose of particular issues may also make it more difficult for the Income Fund to obtain accurate market quotations for purposes of valuing its assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     Zero Coupon Securities and Pay-In-Kind Bonds. The Income Fund and the Money Market Fund each may invest in zero coupon securities, pay-in-kind bonds, and deferred interest bonds. The zero coupon securities in which the Fund may invest are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, the unmatured interest coupons or interests in such U.S. Treasury securities or coupons. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The buyer receives only the right to receive a fixed payment on a certain date in the future. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality.

     Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon, pay-in-kind, or deferred interest bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Income Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Income Fund may obtain no return at all on its investment. In addition, pay-in-kind bonds are generally issued by corporations whose cash flows are currently insufficient to service the intended debt and whose balance sheets already reflect a significant amount of debt. The utilization of pay-in-kind bonds has the effect of adding to this debt burden and results in greater risk to the investor.

     Current federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income and excise taxes, the Income Fund will be required to distribute income accrued with respect to these securities and may be required to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy these distribution requirements.

     Municipal Obligations. The Income Fund may invest in Municipal Obligations, the ratings of which correspond with the ratings of other permissible Income Fund investments. Municipal Obligations are debt obligations issued by states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, or multi-state agencies or authorities, which bear fixed, variable or floating rates of interest. Although many Municipal Obligations are exempt from federal income tax, the Fund intends to invest in taxable Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, and certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations also include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, issued by municipalities. Although such agreements are obligations of a municipality, no assurance can be given that the municipality will appropriate funds for such lease payments.

     Municipal Obligations are classified as general obligation bonds, revenue or "special obligation" bonds, or notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues.

     The Fund may also purchase certificates of participation in trusts that hold Municipal Obligations. A certificate of participation gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's interest bears to the total principal amount of the Municipal Obligation. These certificates of participation may have a variable or fixed rate. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Obligation supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying Municipal Obligation and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of certificates of participation is based primarily upon the rating of the Municipal Obligation held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue.


Pass-Through Securities

     The Income Fund and The Money Market Fund each may invest in various fixed-income obligations backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues.

     Collateralized Mortgage Obligations. The Income Fund may purchase or sell collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Income Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"), which has certain special tax attributes.

     Mortgage-Backed Securities. The Income Fund and Money Market Fund each may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Income Fund.

     Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Income Fund. This principal is returned to the Income Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

     Asset-Backed Securities. The Income Fund and Money Market Fund each may purchase or sell debt obligations known as asset-backed securities. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

     Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     The underlying assets (e.g., loans) are often subject to prepayments, which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.


Hedging Transactions

     The CorePortfolio Fund, Growth Fund, and the Income Fund each may engage in hedging strategies. The Investment Adviser may cause the Funds to use a variety of financial instruments, including options on securities, financial futures contracts, and options on financial futures contracts, to attempt to hedge a Fund's holdings.

     Options on Securities and Indices. Subject to their applicable investment objective(s), policies, and restrictions, the CorePortfolio Fund, the Growth Fund, and the Income Fund each may invest in options. The Funds may enter into closing transactions, exercise their options, or permit them to expire. Each of the Funds intend to engage in such transactions at times when it appears advantageous to its Investment Adviser to do so in order to hedge against the effects of market conditions and to protect the value of its assets. Neither Fund currently engages in or currently plans to engage in the practice of writing covered call options.

     A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). In effect, the buyer of a put option who also owns the related stock is protected by ownership of a put option against any decline in that security's price below the exercise price, less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to sell that security. If the market price of the related investment is above the exercise price and, as a result, the put is not exercised or sold, the put will become worthless at its expiration date. A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). At times a Fund may wish to establish a position in securities upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the stock at the cost of the call option plus the exercise price of the option. The Fund will benefit only if the market price of the related investments is above the call price plus the premium during the exercise period, and the call is either exercised or sold at a profit. This procedure also provides some protection from an unexpected downturn in the market because a Fund would be at risk only for the amount of the premium paid for the call option which the Trust's Investment Adviser may, if it chooses, permit to expire.

     When the Fund writes (sells) a covered call option, it will receive a premium from the buyer of the option and will be obligated to sell the related securities at the specified price if the option is exercised before the expiration date. A call option is considered "covered" when the writer (seller), in this case the Fund, already owns the underlying securities. In determining whether a covered call option will be written on one of a Fund's securities, the Investment Adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for the option. The Funds do not consider a security covered by a call to be "pledged," as that term is used in paragraph (9) above, limiting the pledging or mortgaging of Fund assets. If an option written (sold) by a Fund is not exercised, the Fund will profit from the premium received and, in the event of a decline in the market value of the related securities, will be able to offset depreciation in such securities to the extent of the premium received. While holding securities during the term of a related option written by a Fund, the Fund may be exposed to possible decreases in the value of such securities that may otherwise have been avoided if the securities had been sold. In the event the market value of the related securities increases and the holder does exercise the call option, a Fund will recognize capital appreciation in the related securities only to the extent of the exercise price plus the amount of premium paid and may forfeit an opportunity to realize profit from any increase in the value of the underlying security above the exercise price plus the premium.

     As part of their options transactions, the CorePortfolio Fund, the Growth Fund, and the Income Fund each may also purchase index options. Through the purchase of index options, a Fund can achieve many of the same objectives as through the purchase of options on individual securities. Options on securities indices are similar to options on a security, except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of an option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The value of a stock index option will generally vary directly in the case of a call, and inversely in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The Investment Adviser may purchase call index options as a hedge against a general increase in the price of securities in connection with either sales of portfolio securities or deferrals of purchases of securities it may desire to purchase at a later date. Put index options may be purchased as a hedge against a general decline in the value of securities, rather than selling portfolio securities. Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities that are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or exercised at a profit prior to expiration, a Fund will forfeit its entire investment in the option, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

     Financial Futures Contracts. The Income Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or equity market conditions that otherwise might affect adversely the value of securities that the Income Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The Income Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Income Fund, and futures contracts subject to outstanding options written by the Income Fund, would exceed 50% of the total assets of the Income Fund.

     Although some futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset, or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Income Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time the Income Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Income Fund's return.

     Futures contracts entail risks. If the Investment Adviser's judgment about the general direction of interest rates or markets is wrong, a Fund's overall performance may be poorer than if no such contracts had been entered into by the Fund. There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market, and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful hedging transaction. If any of these events should occur, the Income Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

     Options on Financial Futures Contracts. The Income Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Income Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Income Fund may expire worthless, in which case the Income Fund would lose the premium paid therefor.


Other Investment Policies and Techniques

     Cash Management. The Trust has received permission from the SEC to allow the CorePortfolio Fund, the Growth Fund, and the Income Fund each to invest, for cash management purposes, up to 25% of each investing Fund's respective total net assets in the Money Market Fund, provided that such investment is consistent with the Funds' investment policies and restrictions. Based upon the Funds' assets invested in the Money Market Fund, the Investment Adviser will credit the Growth Fund and/or the Income Fund or waive its investment advisory and any other fees earned as a result of the Funds' investments in the Money Market Fund. The investing Fund will bear expenses of the Money Market Fund on the same basis as all of the shareholders of the Money Market Fund.

     Delayed Delivery Transactions. The Income Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Income Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Income Fund at the time of entering into the transaction. When the Income Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities, and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Income Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Income Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value, so long as the commitment remains in effect. The Income Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

     To the extent the Income Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Income Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell these securities before the settlement date if deemed advisable. Because the Income Fund is required to set aside cash or liquid high grade securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Income Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

     Lending of Fund Securities. Subject to its applicable investment objective(s), policies, and restrictions, each Fund may lend its portfolio securities under the following conditions: (i) the collateral to be received from the borrower will be invested in short-term securities, the income from which will increase the return to the Fund; (ii) the Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to dividends, interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights; (iii) such loans will be terminable within three business days; and (iv) upon termination of the loan, the Fund will receive securities which are of the same class and issue as those loaned. In the event that the borrower of such loaned securities fails financially, the Fund might experience a delay in recovery, incur expenses in enforcing its rights and experience losses, including a substitution of securities and loss of income. The Fund may pay reasonable fees to persons not affiliated with the Fund, as defined in the 1940 Act, in connection with the arranging of such loans.

     Temporary Defensive Positions. The Growth Fund and Income Fund each may, from time to time, take temporary defensive measures that are inconsistent with their respective principal investment strategies in response to adverse market, economic, political, or other conditions. For example, the Growth Fund may purchase put and call options (including stock index options), write covered call options, invest all or part of its assets in shares of fixed-income securities such as investment-grade commercial paper and corporate bonds, United States government securities, certificates of deposit, bankers' acceptances, variable rate notes, and other money market instruments (such as short-term corporate debt instruments), or it may retain cash. The Income Fund may hold cash or cash equivalents. In taking such measures, a Fund may not achieve its investment objective.


Ratings

     The Growth Fund may make limited investments in bonds and convertible debentures rated not less than BBB by S&P or Baa by Moody's. The Growth Fund may also invest on a temporary defensive basis all or part of its assets in investment-grade commercial paper.

     The Income Fund may invest in securities that are given ratings by Moody's and/or S&P. After purchase by the Income Fund, such a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Income Fund. Neither event will require a sale of such security by the Income Fund. However, the Investment Adviser will consider such event in its determination of whether the Income Fund should continue to hold the security. To the extent that the ratings given by Moody's and/or S&P may change as a result of changes in such organizations or their rating systems, the Income Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

     The Money Market Fund will limit its investments in order to comply with applicable laws and regulations, in particular to comply with the various requirements of SEC Rule 2a-7, which regulates money market funds. The Money Market Fund will determine its ability to consider a security as having received the requisite short-term ratings by nationally recognized ratings services according to Rule 2a-7. In general, the Money Market Fund will purchase only those securities rated in one of the two highest short-term categories (determined without regard for sub-categories or gradations) by two nationally recognized ratings services or which the Fund determines otherwise to be eligible for purchase under the requirements of Rule 2a-7.

     See the Appendix to this Statement of Additional Information for an explanation of ratings.

                            Management of the Trust

     The executive officers of the Trust manage its day-to-day operations and are accountable to the Board of Trustees. The Board of Trustees sets broad policies for the Trust and chooses its executive officers. The following is a list of the trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years. Unless otherwise noted, the address of each of the following trustees and executive officers is 300 South Wacker Drive, Chicago, Illinois 60606. Trustees who are "interested persons," as defined in the 1940 Act, are indicated with an asterisk.


Trustees

     Steven R. Becker/*/ (48), Chairman of the Board of Trustees of the Trust; Principal, Wayne Hummer Investments L.L.C. (Wayne Hummer); prior to April 1, 1996, Partner, Wayne Hummer & Co.; Director and former Vice President, Wayne Hummer Management Company; formerly Trustee, Wayne Hummer Money Fund Trust, 1982-1999.

     Charles V. Doherty/*/ (65), 3 First National Plaza, Suite 1400, Chicago, Illinois 60602; Managing Director, Madison Asset Group, Chicago, Illinois (registered investment adviser); Director, Lakeside Bank, Chicago, Illinois (Illinois state-chartered bank); Director, Knight Trimark Group, Inc. (holding company for securities broker); Director, Howe Barnes Securities, Inc. (securities broker); Director, Brauvin Capital Corp. (REIT); Director, NationsBank Financial Products; formerly Trustee, Wayne Hummer Money Fund Trust, 1994-1999.

     Joel D. Gingiss (56), 207 Hazel, Highland Park, Illinois 60035; Assistant State's Attorney, Lake County, Illinois, September 1993 to present; formerly Chairman of the Board of Directors and President, Gingiss International, Inc. (franchisor of Gingiss Formalwear Stores); past President, International Franchise Association; formerly Trustee, Wayne Hummer Money Fund Trust, 1982-1999.

     Patrick B. Long (56), 58 Parkland Plaza, Ann Arbor, Michigan 48103; Chairman and Chief Executive Officer, KMS Industries, Inc. (fusion energy research); Chairman and Director, OG Technologies, Inc. (surface measurement technology company); Chairman and Director, AVIQS LLC (machine vision company); formerly Trustee, Wayne Hummer Money Fund Trust, 1982-1999.

     David P. Poitras/*/ (38), Vice Chairman of the Board of Trustees of the Trust; Vice President of the Trust; formerly President, Wayne Hummer Money Fund Trust, August 1993 - July 1999; Vice President, Wayne Hummer Management Company since May, 1992; Principal, Wayne Hummer; prior to April 1, 1996, Partner, Wayne Hummer & Co.; Bond Department Manager, Wayne Hummer.

     James J. Riebandt (49), 3025 Salt Creek Lane, Arlington Heights, Illinois 60005; Member, Riebandt & DeWald, P.C. (law firm).

     Eustace K. Shaw (74), 200 First Avenue E., Newton, Iowa 50208; Chairman of the Board of Directors, B. F. Shaw Printing Co.; formerly publisher, Newton Daily News; formerly Trustee, Wayne Hummer Money Fund Trust, 1982-1999.

     Messrs. Becker, Doherty, and Poitras are members of the Trust's Executive Committee. The Executive Committee is elected by the Board of Trustees and is composed of three trustees, two of whom are officers, directors, or employees of Wayne Hummer Management Company and/or Wayne Hummer Investments L.L.C. The Executive Committee is empowered to exercise such powers and authority of the Board of Trustees, as the Board may determine, when the Board of Trustees is not in session and as are consistent with law.


Officers

     Information about Mr. Poitras, Vice President of the Trust, appears above under "Trustees." The remaining officers of the Trust are as follows:

     Thomas J. Rowland (53), President of the Trust; President, Wayne Hummer Management Company; formerly Vice President, Wayne Hummer Money Fund Trust, July 1987-July 1999; formerly Vice President of the Trust and Wayne Hummer Management Company; Principal, Wayne Hummer; prior to April 1, 1996, Partner, Wayne Hummer & Co.

     Jean M. Maurice (36), Treasurer and Assistant Secretary of the Trust; formerly Treasurer, Wayne Hummer Money Fund Trust, March 1988-July 1999.

     Robert J. Moran (53), Secretary of the Trust; Partner, Vedder, Price, Kaufman & Kammholz (law firm); formerly Secretary, Wayne Hummer Money Fund Trust 1981-July 1999.

Trustee Compensation

     The individuals in the following table serve on the Trust's Board of Trustees. The Trust pays each Trustee who is not affiliated with Wayne Hummer Management Company (each an "Outside Trustee" and collectively, the "Outside Trustees") $10,000 per year, plus $1,000 per meeting attended, and reimburses each Outside Trustee for the travel and other expenses that he incurs in attending meetings. Each Fund pays a proportionate share of the Outside Trustees' compensation. The trustees who are not Outside Trustees and the officers of the Trust are compensated by Wayne Hummer Management Company, not the Trust.

     The following table provides compensation details for each of the trustees. The table shows the aggregate compensation that each trustee entitled to compensation received from each Fund and the total amount of compensation paid to each such trustee by all Wayne Hummer Trusts. All information shown is for the fiscal year ended March 31, 1999.



                                                           Pension or
                                                       Retirement Benefit        Total Compensation
                      Aggregate Compensation from      Accrued As Part of        From Fund Complex
      Trustee                Each Fund  *                 Fund Expenses          Paid to Trustees *
--------------------  ---------------------------      -------------------      -------------------


Charles V. Doherty             Growth Fund $6,200               $0                      $13,000
                               Income Fund $  800
                         Money Market Fund $6,000

Joel D. Gingiss                Growth Fund $6,200               $0                      $13,000
                               Income Fund $  800
                         Money Market Fund $6,000

Patrick B. Long                Growth Fund $4,765               $0                      $11,000
                               Income Fund $  735
                         Money Market Fund $5,500

Eustace K. Shaw                Growth Fund $4,765               $0                      $11,000
                               Income Fund $  735
                         Money Market Fund $5,500
--------------------



* Based upon annual trustee compensation of $2,000, plus $500 per meeting attended for the period of April 1, 1998 through December 31, 1998, and annual trustee compensation of $5,000, plus $500 per meeting attended for the period January 1, 1999 through March 31, 1999 for service on the Boards of the Wayne Hummer Investment Trust and WHMFT. WHMFT was reorganized as the Wayne Hummer Money Market Fund in July 1999. The amounts shown in the table with respect to the Money Market Fund are estimates based upon the compensation paid to each trustee for his service on the board of WHMFT. Neither Mr. Poitras nor Mr. Riebandt were Trustees during this period.

     As of June 30, 1999, the trustees and officers as a group beneficially owned less than 1% of the outstanding shares of the Trust. As of June 30, 1999, the Wayne Hummer Employees Profit Sharing Trust (the "Retirement Plan") owned of record and beneficially 3.80% of the outstanding shares of the Growth Fund and 6.47% of the outstanding shares of the Income Fund, which constituted 4.48% of the aggregate outstanding shares of the Trust as of that date. Messrs. Rowland, Cannova, Reilly, Kratzer, and Poitras, as trustees of the Retirement Plan, may be deemed to have beneficial ownership of the percentage of shares of the Funds and the Trust as stated above. Messrs. Rowland, Kratzer and Poitras are Principals of Wayne Hummer, the Trust's Distributor. Messrs. Poitras and Rowland also are officers of the Trust and Wayne Hummer Management Company.

     As of June 30, 1999, other than the Retirement Plan, there were no shareholders of record, nor was the Trust aware of any beneficial shareholders, who held 5% or more of any Fund's shares.

                    Investment Advisory and Other Services

      Investment Adviser. Subject to the review of the Board of Trustees, Wayne Hummer Management Company acts as investment adviser to the Trust and provides the Trust with operating facilities and management services (the "Investment Adviser") under the terms of an Investment Advisory and Management Agreement.

     The shareholders of the Investment Adviser are the voting members of Wayne Hummer Investments L.L.C. ("Wayne Hummer"), a Delaware limited liability company, who own shares in proportion to their percentage of voting membership interest. Wayne Hummer, a registered broker-dealer firm, acts as the Trust's distributor and shareholder service agent (see "Distributor and Shareholder Service Agent" below). As noted above under "Management of the Trust," certain of the members of Wayne Hummer are also officers, directors, or employees of the Investment Adviser, as well as officers and "interested persons," as defined in the 1940 Act, of the Trust. Moreover, Wayne Hummer may be deemed to be an affiliated person of the Investment Adviser and the Trust.

     Harry Flagg Baum, Director; Steven R. Becker, Director; G. Ted Becker, Treasurer; Philip M. Burno, Director; Philip Wayne Hummer, Director and Chairman, David P. Poitras, Vice President; William A. Rogers, Director and Secretary; Thomas J. Rowland, President; Mark H. Dierkes, Vice President; Amy Goeldner, Vice President; Grove N. Mower, Vice President; and Damaris E. Martinez, Vice President, Administration are the executive officers and directors of the Investment Adviser.

     The services and facilities provided and paid for by the Investment Adviser under the Investment Management and Advisory Agreement include investment advisory and portfolio management services; administrative services, office space, and basic facilities for management of the Trust's affairs (other than distribution of the Trust's shares and the furnishing of shareholder services, as described below); and compensation of all officers, trustees of the Trust who are "interested persons," as defined in the 1940 Act, of the Trust, and other personnel of the Trust for their services to the Trust. The Trust pays all other expenses incurred in its operation that are properly payable by the Trust. Certain of these expenses may be advanced on behalf of the Trust by the Investment Adviser or the Shareholder Service Agent and will be reimbursed to such party by the Trust.

     As compensation for its investment advisory and management services to the Funds, the Investment Adviser receives from each Fund an annual investment advisory fee, computed and accrued daily and payable monthly, based upon each Fund's respective average daily net assets as follows:

Name of Fund          Average Daily Net Asset Value    Fund Management Fee
------------          -----------------------------    -------------------
CorePortfolio Fund    For all assets                         0.400%

Growth Fund           For the first $100 million             0.800%
                      For the next $150 million              0.650%
                      For all assets over $250 million       0.500%

Income Fund           For the first $100 million             0.500%
                      For the next $150 million              0.400%
                      For all assets over $250 million       0.300%

Money Market Fund     For the first $500 million             0.500%
                      For the next $250 million              0.425%


Name of Fund          Average Daily Net Asset Value    Fund Management Fee
------------          -----------------------------    -------------------
                      For the next $250 million              0.375%
                      For the next $500 million              0.350%
                      For the next $500 million              0.325%
                      For the next $500 million              0.300%
                      For all assets over $2.5 billion       0.275%

     For the fiscal years ended March 31, 1999, 1998, and 1997, the Growth Fund paid the Investment Adviser $1,030,442, $950,496, and $817,835, respectively, under the Investment Advisory and Management Agreement. For the fiscal years ended March 31, 1999, 1998, and 1997, the Income Fund paid the Investment Adviser $103,836, $110,478, and $119,230, respectively, under the Investment Advisory and Management Agreement. For the fiscal years ended March 31, 1999, 1998, and 1997. WHMFT, which was reorganized as the Money Market Fund in July 1999, paid the Investment Adviser $1,587,540 in 1999, $1,311,192 in 1998, and
$1,097,662 in 1997 under an Investment Advisory and Management Agreement between WHMFT and the Investment Adviser. The Investment Advisory and Management Agreement between the Money Market Fund and the Investment Adviser contains substantially the same terms and conditions, including the fees payable under the agreement.

     The Investment Adviser has agreed to waive its fee to the extent that a Fund's ordinary operating expenses during any fiscal year, including its own fee, exceed 0.75% of the average daily net assets of the CorePortfolio Fund, 1.5% of the respective average daily net assets of the Growth Fund or the Income Fund, or 1.0% of the average daily net assets of the Money Market Fund, computed on an annual basis. Expenses that are not subject to this limitation are interest, taxes, brokerage commissions, and extraordinary items such as litigation costs. For the fiscal years ended March 31, 1999, 1998, and 1997, the Investment Adviser was not required to reimburse the Funds for any expenses in excess of any applicable expense limitation or to waive its fees.

     The Adviser has entered into an expense limitation agreement with the Trust, pursuant to which the Adviser has agreed to waive or limit its fees so that the total annual ordinary operating expenses of the CorePortfolio Fund (which excludes interest, taxes, brokerage commissions, and extraordinary expenses, such as litigation or other expenses not incurred in the ordinary course of the Fund's business) do not exceed 0.75% of the Fund's average daily net assets. In addition, the Adviser has paid organizational expenses of the Fund in the amount of $15,000.

     The expense limitation agreement provides that these expense limitations shall continue so long as the Investment Advisory and Management Agreement is in effect. The Fund will at a later date reimburse the Adviser for management fees waived, organization expenses, and other expenses assumed by the Adviser during the previous five years, but only if, after such reimbursement, the Fund's expense ratio does not exceed 0.75% of the Fund's average daily net assets. The Investment Manager will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

     Distributor and Shareholder Service Agent. Pursuant to a Distribution Agreement, Wayne Hummer, 300 South Wacker Drive, Chicago, Illinois 60606, an affiliate of the Investment Adviser, is the principal underwriter and distributor of the Funds' shares in the continuous offering of the Trust's shares. Wayne Hummer also acts as the Funds' Shareholder Service Agent pursuant to a Shareholder Service Agreement.

     Under these agreements, Wayne Hummer directly or through other firms, as discussed below, provides information and services to existing and potential shareholders such as processing new shareholder account applications; converting funds into or advancing federal funds for the purchase of shares as well as transmitting purchase orders to the Trust's transfer agent; maintaining records of shareholders' transactions for federal and state tax and securities law purposes as well as for other purposes; preparing and transmitting federal and state tax informational returns relating to share transactions to shareholders and governmental agencies; recording dividends on shareholders' brokerage accounts with Wayne Hummer and forwarding cash dividends to shareholders; generating and transmitting transaction confirmations (if required) and periodic statements to shareholders; transmitting redemption requests to the Trust's transfer agent and transmitting the proceeds of redemption of shares pursuant to shareholder instructions when such redemption is effected through Wayne Hummer other than in connection with the check writing privilege of the Money

Market Fund; transmitting proxy materials and reports to the Funds' shareholders; maintaining the automatic share purchase and redemptions "sweep program," as described in the Funds' Prospectus; providing telephonic and written communications with respect to shareholder account inquiries and serving as the primary interface with existing and potential shareholders in answering questions concerning the Trust and their transactions with the Trust; and providing literature distribution, advertising, and promotion as is necessary or appropriate for providing information and services to existing and potential shareholders.

     Wayne Hummer may be reimbursed by the Trust for certain out-of-pocket costs in connection with its services to existing shareholders as Shareholder Service Agent, including such costs as postage; data entry, modification and printout; stationery; tax forms; and all external forms or printed material. However, Wayne Hummer does not receive a fee from the Trust, nor is it reimbursed by the Trust for any expenses it incurs in its capacity as Distributor of the Trust's shares.

     Wayne Hummer may appoint various broker-dealer firms to assist in providing distribution services for the Trust and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Trust under service agreements. Wayne Hummer may pay these broker-dealers and other firms a fee for their services.

     As of January 1, 1991 the Investment Adviser entered into an agreement with Wayne Hummer whereby the Investment Adviser agreed to pay to Wayne Hummer the following: (a) for distribution services rendered to the Trust under the Distribution Agreement, an amount equal to 35% of the gross revenues generated from the rendering of investment advisory services to the Trust, not to exceed in the aggregate for a particular fiscal year, however, the net profit (before taxes and before payment of the fees so payable) earned by the Investment Adviser for such year for the rendering of such advisory services, and (b) for services rendered by Wayne Hummer to Trust shareholders under the Shareholder Service Agreement, an amount equal to 130% of the unreimbursed overhead and labor expenses incurred by Wayne Hummer in rendering such services.

     Wayne Hummer receives no compensation from the Funds as Distributor and pays all expenses of distribution of the Trust's shares not otherwise paid by dealers or other financial services firms. As discussed in the Prospectus, Wayne Hummer retains the applicable sales charge upon the purchase of CorePortfolio Fund, Growth Fund and Income Fund shares and pays out all of this sales charge or may allow concessions or discounts to firms for the sale of CorePortfolio Fund, Growth Fund and Income Fund shares on applicable sales.

     Prior to April 1, 1996, Wayne Hummer & Co. was the Trust's Distributor and Shareholder Service Agent. Effective as of April 1, 1996, Wayne Hummer & Co., which was organized as an Illinois limited partnership, was reorganized as a Delaware limited liability company and is now known as Wayne Hummer Investments L.L.C. Each of the general partners of Wayne Hummer & Co. became voting members of Wayne Hummer Investments L.L.C. The following persons, all of whom, except as specified, are located at 300 South Wacker Drive, Chicago, Illinois 60606, have been members or employees of Wayne Hummer, and partners of Wayne Hummer's predecessor Wayne Hummer & Co., for at least the past five years, and are presently members of Wayne Hummer: William B. Hummer; Philip Wayne Hummer; Harry Flagg Baum; William A. Rogers; Philip M. Burno; Joseph A. Piekarczyk; G. Ted Becker; Steven R. Becker; W. Douglas Carroll; Richard J. Kosarek; Raymond L. Kratzer; Jean E. Williams; Linda C. Becker; Thomas J. Rowland; Laura A. Kogut; David P. Poitras; Richard Wholey, Jr.; Peder H. Culver; Daniel G. Hack; Ronald
A. Tyrpin; Larry H. Weisz; Floyd E. Siegel and Scott Park. The George E. Barnes Family Trust (George E. Barnes, grantor of the Family Trust, was a founding partner of Wayne Hummer & Co. and was a general partner through March, 1986. Mr. Barnes' address is 46-730 Amir Drive, Palm Desert, California 92260.) is a Class C Member of Wayne Hummer and prior to April 1, 1996 had been a limited partner of Wayne Hummer since April, 1986. Robert F. Kahlfeldt, 2 S 484 Burning Trail, Wheaton, Illinois 60187, is a non-voting member of Wayne Hummer. Prior to January 1, 1999, he was a voting member of Wayne Hummer, and prior to April 1, 1996, he was a general partner of Wayne Hummer & Co.

     Portfolio Accounting Services. The Investment Adviser also provides the Trust with certain portfolio accounting services under the terms of a Portfolio Accounting Services Agreement (the "Accounting Agreement") between the Investment Adviser and the Trust. Under this agreement, the Investment Adviser maintains the accounting books and records for each Fund constituting the record forming the basis for that Fund's financial statements; maintains capital stock accounts for each Fund; prepares a daily trial balance for each Fund; calculates the daily net asset value of each Fund; maintains all records of a financial nature for each Fund's transactions; and processes special ledgers and other reports when requested. The Accounting Agreement continues in effect until terminated by either the Investment Adviser or the Trust upon 60 days' prior written notice. In addition, the Trust may terminate the Accounting Agreement without prior written notice to preserve the integrity of its records from material and continuing errors and omissions on the part of the Investment Adviser.

     Under the Accounting Agreement, the Investment Adviser receives, as compensation for its accounting services to the Trust, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of each Fund's respective average daily net assets. Such fee shall not exceed $15,000 per Fund per year. In addition, the Investment Adviser receives an equipment fee of $50 per Fund per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services, the license for use of portfolio accounting software, and other out-of-pocket costs that are incurred in providing pricing and software services. The Investment Adviser has agreed to waive the accounting services fee applicable to the CorePortfolio Fund for the period beginning on the date that shares of the CorePortfolio Fund are first offered to the public and ending on July 31, 2000. For the services provided under the Accounting Agreement, each Fund paid the Investment Adviser the dollar amounts set forth in the table below for the last three fiscal years:

                         Fiscal Year Ended 3/31
                        -------------------------
                         1999     1998     1997
                        -------  -------  -------
Growth Fund             $20,728  $19,640  $17,043
Income Fund             $18,577  $18,709  $19,543
Money Market Fund/*/    $25,202  $24,602  $21,852

-----------------
/*/ Amounts shown for the Money Market Fund were actually paid by WHMFT, which was reorganized as the Wayne Hummer Money Market Fund in July 1999. The Money Market Fund has entered in to a fund accounting agreement under substantially the same terms and conditions as WHMFT, including the fees payable under the Accounting Agreement.

     The Accounting Agreement was initially approved at the October 25, 1994 meeting of the Board of Trustees by a majority of the trustees who are neither parties to the Accounting Agreement nor "interested persons," as defined in the 1940 Act, of any such party and shall continue in effect, as amended from time to time, until terminated. The Accounting Agreement may be terminated by either party upon sixty days' prior written notice; provided, however, that the Trust may terminate the Accounting Agreement without prior notice to preserve the integrity of its records from material and continuing errors and omissions on the part of the Investment Adviser.

                             Brokerage Allocation

     The Investment Adviser determines the securities to be purchased, sold, and held by the Trust and places all orders subject to the general supervision of the Board of Trustees. Transactions are allocated among various brokers and dealers by the Investment Adviser in its best judgment. In placing such orders, the Investment Adviser primarily is concerned with obtaining the best combination of price and execution. This does not mean that the Trust must base its execution decisions solely on whether the lowest possible price or commission costs may be obtained. In seeking to achieve the best combination of price and execution, an effort will be made to evaluate the overall quality and reliability of broker-dealers and the services they provide, including their general execution capability, reliability, and integrity; willingness to take positions in securities; general operational capabilities; and financial condition. For the CorePortfolio Fund and the Growth Fund, the Investment Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, to pay a commission to a broker-dealer that may be greater than the commission another broker-dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that the commission is reasonable in relation to the value of brokerage and research services provided. For each Fund, when the execution and prices offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers or dealers that provide the Investment Adviser with research, statistical, or other services. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; and furnishing analysis and reports concerning issuers and industries, securities, economic factors, trends, and portfolio strategy. It is not possible to place a monetary value on such research services. Since such research and statistical services only supplement the Investment Adviser's own research efforts and any information received must be analyzed, weighed, and reviewed by the Investment Adviser's staff, the receipt of such information is not expected materially to reduce the Investment Adviser's cost of performing its advisory contract with the Trust. The information received may be used by the Adviser for its other clients and/or made available to Wayne Hummer for use in serving its customers. Additionally, information available to Wayne Hummer may be made available to the Investment Adviser in serving the Trust and its other clients. Portfolio securities will not be purchased from or sold to Wayne Hummer or the Investment Adviser or an affiliate, as defined in the 1940 Act, of either, except pursuant to special procedures adopted under Rule 17a-7 promulgated under the 1940 Act.

     The investment decisions for the Funds are reached independently from one another or other of the Investment Adviser's clients ("Clients"). The Funds may, however, make investments in certain securities at the same time as one or all of the Funds. When the Funds and/or Clients have funds available for investment in or wish to sell securities, the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best combination of price and execution. In such event, allocation of the securities so purchased or sold, as well as the costs incurred in the transaction, will be made by the Investment Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and/or its clients. In some cases this procedure may affect the size or price of the position available to the Trust. It is the opinion of the Management of the Trust that the benefits available outweigh any disadvantages that may arise from concurrent transactions.

     The total brokerage commissions and other transaction costs paid by the Trust in connection with the purchase or sale of portfolio securities for the Growth Fund for the fiscal years ended March 31, 1999, 1998, and 1997, were $53,138, $18,432 and $24,203, respectively. For the fiscal years ended March 31, 1999, 1998, and 1997, the Trust paid no brokerage commissions or other transaction costs in connection with the purchase or sale of portfolio securities for the Income Fund.

     For the Income Fund and the Money Market Fund, securities normally are purchased directly from the issuer or from an underwriter or a market maker for fixed-income or money market instruments. Usually, no brokerage commissions are paid by the Funds for such purchases. Purchases from underwriters of securities may include a concession paid by the issuer to the underwriter. The purchase price paid to dealers serving as primary market makers for fixed-income or money market instruments may include a spread between the bid and asked prices. During the three fiscal years ended March 31, 1999, all transactions for the Income Fund and for WHMFT, which was reorganized as the Wayne Hummer Money Market Fund in July 1999, were at net prices and there were no commissions paid by the Trust.


                      Shareholder Rights and Liabilities

     The Trust's Agreement and Declaration of Trust ("Trust Agreement") permits the Trust to issue an unlimited number of full and fractional units of beneficial interest in one or more separate series. Only four series are currently established, which are designated as the "Wayne Hummer CorePortfolio Fund," the "Wayne Hummer Growth Fund," the "Wayne Hummer Income Fund," and the "Wayne Hummer Money Market Fund." Each Fund share is without par value, represents a proportionate interest in that Fund equal to the proportionate interest represented by each other share in that Fund, and is entitled to such dividends and distributions as are declared by the trustees. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution. Shares do not have cumulative voting, preemptive, or conversion rights. Shares when issued as described herein are fully paid and nonassessable, except as expressly set forth below. Certificates representing the shares are not issued. Rather, State Street Bank and Trust Company, the Trust's transfer agent, maintains a record of each shareholder's ownership. Shareholders will receive confirmations of all purchases and sales of Trust shares made for their account, including reinvestment of dividends or other distributions.

     At a meeting held on June 30, 1999, the Trust's shareholders approved a proposal authorizing the Board of Trustees to amend the Trust's Agreement and Declaration of Trust to permit the Trustees, without further shareholder action, to issue one or more additional classes of shares in any present or future series of the Trust. Any such additional class or classes of shares would have such preferences or special or relative rights and privileges as the Trustees may determine and would participate in all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on investments, and all other Trust operating expenses. All classes of shares will vote together as a single class at shareholder meetings, except that shares of a class that is affected in a materially different way from shares of other classes by a matter will vote as a separate class on that matter and that holders of shares of a class that is not affected by a matter will not vote on that matter. There is no present intention that the Trust will create additional classes of shares pursuant to this authority. Furthermore, the terms of any such arrangement and the determination whether to implement it will be made in light of then existing business conditions.

     The Trust Agreement provides that on any matter submitted to a vote of the shareholders, all shares entitled to vote will be voted in the aggregate and not by Fund, except if the trustees have determined that the matter affects only one Fund or as required by the 1940 Act. Thus, voting with respect to certain matters will be by Fund (such as approval of the Investment Advisory and Management Agreement) and with respect to other matters will be by all Trust shareholders in the aggregate (such as election of trustees and the ratification of the selection of independent auditors).

     As a general rule, the Trust will not hold annual or other meetings of Trust shareholders. Under the Trust Agreement, shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the 1940 Act (such as the Trust's Investment Advisory and Management Agreement); (3) with respect to any termination of the Trust to the extent and as provided in the Trust Agreement; (4) with respect to any amendment of the Trust Agreement (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity, or curing, correcting, or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Trust Agreement, the By-Laws of the Trust, any registration of the Trust with the SEC or any state, or as the trustees may consider necessary or desirable.

     The Trust will, however, in accordance with the 1940 Act, hold a shareholders meeting for the election of trustees when less than a majority of the trustees holding office have been elected by shareholders. In addition, if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

     A shareholders meeting will also be held to remove a trustee or trustees from office upon the written request of the holders of not less than 10% of the Trust's outstanding shares. Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares at a meeting duly called for that purpose. Upon the written request of the holders of shares having a net asset value of $25,000 or constituting 1% of the outstanding shares of each Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     The Trust Agreement provides that shareholders will not be subject to any personal liability to any person extending credit to, contracting with, or having any claims against the Trust and that every written agreement, obligation, instrument, or undertaking made by the Trust will contain a provision that such written agreement, obligation, instrument, or undertaking is not binding upon the shareholders personally. The law firm of Ropes & Gray, Boston, Massachusetts, which supervised the organization of the Trust under Massachusetts law, is of the opinion that, pursuant to Massachusetts law, shareholders will not be liable personally for contract claims under any such agreement, obligation, instrument, or undertaking governed by Massachusetts law and containing such provision when adequate notice of such provision is given. With respect to other claims, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. Upon payment of any such liability, however, the Trust Agreement provides that shareholders will be entitled to reimbursement from the general assets of the Trust.

     The trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. The Trust is covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, since it is limited to circumstances in which the provisions limiting liability are inoperative and the Trust itself is unable to meet its obligations.

                                  Trust Name

     Pursuant to an agreement with the Investment Adviser, the Trust has been granted a non-exclusive license ("License") to use the trade name and service mark "Wayne Hummer" (the "Name"), a registered service mark of Wayne Hummer and the logo "WH" ("Logo"), also a registered service mark of Wayne Hummer, without charge for as long as the Trust is solvent, Wayne Hummer Management Company is the Investment Adviser to the Trust, and Wayne Hummer is the Trust's Distributor and Shareholder Service Agent. If Wayne Hummer Management Company ceases to act as Investment Adviser or if Wayne Hummer ceases to act as Distributor and Shareholder Service Agent, then the Trust will be required to change its name and to deliver to Wayne Hummer Management Company for destruction all materials in which the Name and/or Logo are used. Wayne Hummer Management Company may exercise control over use of the Name and/or Logo, and the Trust has agreed to indemnify Wayne Hummer Management Company against expenses or losses which may arise from the Trust's misuse of the Name and/or Logo or out of any breach of the License regarding the use of the Name and/or Logo.

                  Purchase, Redemption, and Pricing of Shares

     Reducing or Eliminating the Front-end Sales Charge. You can reduce or eliminate the applicable front-end sales charge on shares of the CorePortfolio Fund, the Growth Fund, and the Income Fund, as follows.

     Quantity Discounts. Purchase of more than $1 million can reduce or eliminate the sales charge you pay. You can combine purchases of shares made on the same day by you, your spouse, and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within 18 months of purchases.

     Accumulated Purchases. If you make an additional purchase of shares, you can count previous share purchases still invested in a Fund in calculating the applicable sales charge on the additional purchase.

     Concurrent Purchases. You can combine concurrent purchases of shares of the CorePortfolio Fund, the Growth Fund, and the Income Fund in calculating the applicable sales charge.

     Letter of Intent. You can sign a Letter of Intent committing to purchase $1 million of shares within a 13 month period to combine such purchases in calculating the sales charge. The Trust's custodian will hold shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the custodian will release the shares in escrow to your account. If you do not fulfill the Letter of Intent, the custodian will redeem the appropriate amount from the shares held in escrow to pay the sales charges that were not applied to your purchases.

     Purchases through Managed Accounts. Investors who purchase through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts, and other managed agency/asset allocation accounts may purchase Fund shares at net asset value.

     Purchase by Affiliates of the Trust. The following individuals and their immediate family members may buy shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

     . officers and trustees/directors of the Trust, Wayne Hummer Investments L.L.C., or Wayne Hummer Management Company and their immediate family members;

     . trustees/directors of any fund sponsored by Wayne Hummer Management Company; and

     . bona fide, full-time employees of Wayne Hummer Management Company, Wayne Hummer Investments L.L.C., or Focused Investments, L.L.C. and their immediate family members.

     For these purposes, "immediate family" is defined to include a person's spouse, parents, and children.

     Offering Price. For each Fund, net asset value is not determined on the days that the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the net asset value for the Money Market Fund is not calculated on Columbus Day or Veteran's Day. A Fund's net asset value also is not calculated on any day during which there is not a sufficient degree of trading in securities held by the Fund so as to affect materially such Fund's NAV. The NAV per share for each Fund is computed by dividing the value of the Fund's portfolio holdings, plus any other assets minus all liabilities by the total number of such Fund's shares outstanding. Expenses, including the fees payable to the Investment Adviser and the Distributor and Shareholder Service Agent, are accrued daily. The Money Market Fund's NAV is normally $1.00 per share.

     In valuing the securities of the CorePortfolio Fund and the Growth Fund, each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is used if such sale is between the closing bid and asked price of the current day. If the last sale price on a prior day is not between the current day's closing bid and asked prices, then the value of such security is taken to be the mean between the current day's bid and asked prices.

     In valuing the Income Fund's securities, fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values, as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities having a remaining maturity of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Securities held by the Money Market Fund are valued using the amortized cost method. The amortized cost method does not take into account unrealized securities gains or losses. This means that securities held by the Money Market Fund are initially valued at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the securities.

     While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar investment vehicle that uses available indications as to market value to value its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in such portfolio could obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar portfolio, and existing investors would receive less (more) investment income and ownership interest. The Fund expects, however, that certain procedures adopted by the Board of Trustees, as described below, will tend to minimize such differences.

     The trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. However, there can be no assurance that the Money Market Fund will be able to maintain a stable NAV of $1.00 per share. Such procedures include review of the securities holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the NAV per share of the Money Market Fund calculated by using available market quotations or market equivalents deviates more than .50% from $1.00 per share based on amortized cost and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders.

     In such review, investments for which market quotations are readily available will be valued at the most recent bid-asked mean or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. If market quotations are not readily available for an investment, the investment will be valued pursuant to a security valuation matrix system that classifies investments by type, days to maturity, and quality, and which is considered dependable in producing a fair value of such investments.

     If any deviation between the Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost exceeds .50%, then the trustees promptly will consider what action, if any, will be initiated. If the trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, then the trustees will take such corrective action as they consider necessary and appropriate, including selling Fund instruments prior to maturity to realize gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions, redeeming shares in kind, or establishing a NAV per share by using available market quotations or by using estimates of value reflecting current market conditions selected by the Board of Trustees as appropriate indicators of value.

     In addition, if the Money Market Fund incurs a loss or liability that the trustees determine to be significant with respect to the maintenance of a NAV of $1.00 per share, then the trustees may (1) reduce the number of shares of the Fund by that number of shares that represents the amount of such loss or liability by reducing the number of shares of each shareholder on a pro rata basis, (2) offset the pro rata amount of such loss or liability from the accrued dividend account of each shareholder, and/or (3) establish an account in the amount of such loss or liability and offset such account and to defer the declaration of dividends until sufficient income is obtained to reduce such account to zero.

     Redemption in Kind (Money Market Fund only). The Money Market Fund has made an election pursuant to Rule 18f-1 under the 1940 Act to enable the Fund to elect to limit payments in cash for large redemptions. Under the provisions of Rule 18f-1, the Fund may limit cash redemptions with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) 1% of the NAV of the applicable portfolio at the beginning of such period. If deemed advisable by the Board of Trustees, the Fund may pay the redemption price in excess of the amounts described above in whole or in part in securities owned by the applicable portfolio. The market value of such securities shall be determined as of the close of trading on the NYSE on the business day on which the redemption is effective. In such case a shareholder might incur transaction costs if he or she sold the securities received.

                                     Taxes

     Information concerning the tax consequences to Fund shareholders of buying, holding, exchanging, and selling the Funds' shares may be found in the Prospectus under the subheading "Taxes."

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
This special tax status means that each Fund will not be liable for federal tax on income and capital gains distributed to shareholders. To preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

     Any loss recognized on the disposition of a Fund's shares that were held for six months or less will be treated as a long-term capital loss to the extent that the shareholder has received only long-term capital gain distributions on such shares.

     A Fund's options, futures, and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

     The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by a Fund at the end of its fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

     A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution generally is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

                            Performance Information

     In advertising, sales literature, and other publications, the Funds' performance may be quoted in terms of total return, average annual total return, yield, and effective yield, which may be compared with various indices and investments, other performance measures or rankings, other mutual funds, or indices or averages of other mutual funds.

     Average annual total return and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Funds. Yield is an annualized measure of the net investment income per share earned over a specific one-month or 30-day period, expressed as a percentage of the net asset value of the particular Fund.

     Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a specific period is determined by assuming a hypothetical $1,000 investment in the Fund's shares on the first day of the period at the then-effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Funds have been reinvested at net asset value on the reinvestment dates during the period.

     Average annual total return figures for the Growth Fund for the one-, three-, five-, and ten-year periods ended March 31, 1999 are 6.37%, 18.62%, 16.99%, and 14.42%, respectively, and from the date the Growth Fund commenced operations through March 31, 1999 (a 183-month period) the average annual total return is 13.58%. Average annual total return figures for the Income Fund for the one-, three-, and five-year periods ended March 31, 1999 are 4.74%, 6.73%, and 6.62%, respectively, and from the date the Income Fund commenced operations through March 31, 1999 (a 76-month period) the average annual total return is 6.62%.

     The calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Fund's shares on the first day of the period at the then-effective net asset value per share ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Total return figures for the Growth Fund for the one-, three-, five-, and ten-year periods ended March 31, 1999, are 6.37%, 66.90%, 119.14%, and 284.72%,
respectively, and from the date the Growth Fund commenced operations through March 31, 1999 (a 183-month period), the total return is 597.14%. Total return figures for the Income Fund for the one-, three-, and five-year periods ended March 31, 1999, are 4.74%, 21.57%, and 37.76%, respectively, and from the time the Income Fund commenced operations through March 31, 1999 (a 76-month period) is 50.04%.

     The yield for each particular Fund is computed in accordance with certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in accordance with generally accepted accounting principles. The Growth Fund's yield based upon the one-month period ended March 31, 1999 was 0.30%. The Income Fund's yield based upon the one-month period ended March 31, 1999 was 5.66%. Each Fund's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[(((a-b)/cd)+1)(6)-1]

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the offering price per share on the last day of the period.

     The Money Market Fund's yield is computed in accordance with a standard method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period. In computing yield, the Money Market Fund's net investment income per share (accrued interest on portfolio securities, plus or minus amortized purchase discount or premium, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return") and the result is divided by seven and multiplied by 365, and the resulting yield figure is carried to the nearest one hundredth of one percent.

     The Money Market Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: [(base period return + 1) 365/7] - 1.

     Realized capital gains or losses and unrealized appreciation or depreciation of the Money Market Fund's investments are not included in the calculation of yield or effective yield. The Money Market Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the Money Market Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Money Market Fund is held, but also on such matters as Money Market Fund expenses.

     Yield fluctuations may reflect changes in the Money Market Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Money Market Fund's shares may affect the yield. Accordingly, the Money Market Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. Since the Money Market Fund uses the amortized cost method of net asset value computation, it does not anticipate any change in yield resulting from any unrealized gains or losses or unrealized appreciation or depreciation not reflected in the yield computation, or change in net asset value during the period used for computing yield. If any of these conditions should occur, yield quotations would be suspended. The Money Market Fund's yield is not guaranteed, and its principal is not insured. Although the Money Market Fund uses its best efforts to maintain its net asset value at $1.00 per share, there can be no assurance that it will be able to do so.

     A particular Fund's performance quotations are based upon historical results, and are not necessarily representative of future performance. The particular Fund's shares are sold at net asset value, and performance figures and net asset value will fluctuate. Factors affecting the Trust's performance include general market conditions, operating expenses and investment management. Shares of each particular Fund are redeemable at net asset value, which may be more or less than original cost.

                             Independent Auditors

     The Trust's independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, who audit and report on the Trust's annual financial statements, review certain regulatory reports and the Trust's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. The selection of independent auditors is subject to ratification by the Trust's shareholders, should a meeting of shareholders be held.

               Custodian and Transfer and Dividend Paying Agent

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the Trust's assets and as the Trust's Transfer and Dividend Paying Agent.

     The Custodian is responsible for holding all securities and cash of the Trust, receiving and paying for securities purchased, receiving payment for and delivering securities sold upon payment therefor, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Trust. The Trust has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Trust may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

                                 Legal Counsel

     The law firm of Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, acts as legal counsel for the Trust. The law firm of Bell, Boyd & Lloyd, Chicago, Illinois, acts as special counsel to the Outside Trustees.

                            Reports to Shareholders

     Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. To reduce expenses, only one copy of most Reports may be mailed to all accounts with the same social security or taxpayer identification number or to all shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of reports be mailed to each account with a common taxpayer number or to two or more shareholders in the same household.

                                   APPENDIX

               DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

Description of Moody's Investors Service, Inc.'s two highest bond ratings:

     AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

Description of Standard & Poor's Corporation's two highest bond ratings:

     AAA--Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA--Bonds rated AA also qualify as high-grade obligations and, in the majority of instances, differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

Description of Moody's Investors Service, Inc.'s three highest commercial paper ratings:

     Among the factors considered by Moody's Investors Service, Inc. in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
Relative differences in strength and weakness in respect to these criteria would establish a rating in one of three classifications: Prime-1; Prime-2; or Prime-3.

Description of Standard & Poor's Corporation's three highest commercial paper ratings:

     Commercial paper rated "A" by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is generally rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

                         WAYNE HUMMER INVESTMENT TRUST

                                     PART C

                               OTHER INFORMATION

Item 23.   Exhibits
           (a) (1)  Agreement and Declaration of Trust dated September 29,
                    1983/(1)/
               (2) Written Instrument Amending The Agreement and Declaration of Trust dated December 16, 1983/(1)/
               (3) Written Instrument Amending The Agreement and Declaration of Trust dated July 19, 1988/(1)/
               (4) Written Instrument Amending The Agreement and Declaration of Trust dated November 24, 1992/(1)/

               (5) Written Instrument Amending The Agreement and Declaration of Trust dated July 23, 1999/(4)/
           (b) (1)  Amended and Restated By-Laws/(1)/
               (2)  Written Instrument Amending By-laws dated January 23,
                    1999/3/
           (c)      Not Applicable
           (d) (1)  Investment Advisory and Management Agreement dated April 29,
                    1988/(1)/
               (2) Amendment to Investment Advisory and Management Agreement dated November 24, 1992/(1)/
               (3) Amendment to Investment Advisory and Management Agreement dated January 23, 1999/3/
               (4) Amendment to Investment Advisory and Management Agreement dated May 7, 1999/3/
               (5)  Form of Expense Limitation Agreement/3/
           (e) (1)  Distribution and Shareholder Service Agreement/(1)/
               (2)  Distribution Agreement dated August 1, 1988/(1)/
               (3)  Acknowledgment and Consent of Assignment/(2)/
               (4)  Amended and Restated Distribution Agreement dated
                    January 23, 1999/3/
               (5)  Letter Agreement Relating to Distribution Agreement and
                    Shareholder Service Agreement dated May 7, 1999/3/
           (f)      Not Applicable
           (g) (1)  Custodian Agreement/(1)/
               (2)  Amendments to Custodian Agreement dated October 1987/(1)/
               (3)  Amendments to Custodian Agreement dated June 1988/(1)/
               (4)  Amendment to Custodian Agreement dated November 24,
                    1992/(1)/
               (5)  Amendment to Custodian Agreement dated January 23, 1999/3/
               (6)  Amendment to Custodian Agreement dated May 7, 1999/3/

               (7)  Fee Schedule to Amendment to Custodian Agreement dated
                    May 7, 1999/(4)/
           (h) (1)  (i)    Transfer and Dividend Paying Agency Agreement/(1)/
                    (ii)   Amendment to Transfer and Dividend Paying
                           Agency Agreement dated November 24, 1992/(1)/
                    (iii)  Amendment to Transfer and Dividend Paying Agency
                           Agreement dated January 23, 1999/3/
                    (iv)   Amendment to Transfer and Dividend Paying
                           Agency Agreement dated May 7, 1999/3/
               (2)  (i)    Trade Name and Service Mark License Agreement/(1)/
                    (ii)   Amended and Restated Trade Name and Service Mark
                           Agreement dated January 23, 1999/3/
                    (iii)  Letter Agreement Relating to Amended and Restated
                           Trade Name and Service Mark Agreement dated
                           January 23, 1999/3/



               (3)  (i)    Shareholder Service Agreement dated August 1, 1988/(1)/
                    (ii)   Letter Agreement Relating to Shareholder Service Agreement dated
                                          November 24, 1992/(4)/
                    (iii)  Letter Agreement Relating to Shareholder Service Agreement dated
                                          January 23, 1999/(4)/
                    (iv)   Amendments Effective July 31, 1999 to Schedule A of Shareholder
                           Service Agreement/(4)/
               (4)  (i)    Portfolio Accounting Services Agreement/(1)/
                    (ii)   Amendment to Portfolio Accounting Services Agreement dated
                                          January 23, 1999/3/
                    (iii)  Amended and Restated Portfolio Accounting Services Agreement
                                          dated May 7, 1999/3/

          (i)  Opinion and Consent of Vedder, Price, Kaufman & Kammholz/*/
          (j)  Consent of Ernst & Young LLP/*/
          (k)  Not Applicable
          (l)  (1)  Investment Letter from Wayne Hummer Management Company to the
                    Registrant/(1)/
               (2)  Subscription Agreement for the Wayne Hummer Money Market Fund/3/
               (3)  Subscription Agreement for the Wayne Hummer CorePortfolio Fund/(4)/
          (m)  Not Applicable
          (n)  Not Applicable
          (o)  Not Applicable
          (p)  Powers of Attorney
               (1)  Joel D. Gingiss/3/
               (2)  Patrick B. Long/3/
               (3)  Eustace K. Shaw/3/
               (4)  Charles V. Doherty/3/
               (5)  James J. Riebandt/3/

/(1)/ Previously filed with Post-Effective Amendment No. 15 on or about July 27,
      1995.

/(2)/ Previously filed with Post-Effective Amendment No. 16 on May 31, 1996.

/(3)/ Previously filed with Post-Effective Amendment No. 19 on May 17, 1999.

/(4)/ Previously filed with Post-Effective Amendment No. 20 on July 29, 1999.

/*/   Filed herewith.

Item 24.  Persons Controlled by or under Common Control with Registrant

          Not Applicable

Item 25.  Indemnification

          The information required by this item is incorporated herein by reference to Item 4 of Part II of Pre-effective Amendment No. 1 to the Form N-1 Registration Statement for Wayne Hummer Growth Trust (renamed Wayne Hummer Investment Trust), File No. 2-87153, filed on or about December 29, 1983.

Item 26.  Business and Other Connections of Investment  Adviser

          Wayne Hummer Management Company, Registrant's investment adviser and portfolio accounting agent, is a corporation organized under the laws of Illinois on November 30, 1981. Wayne Hummer Management Company acted as investment adviser and portfolio accounting agent to Wayne Hummer Money Fund Trust, a registered investment company that was reorganized as a series of Registrant in May 1999, and as investment adviser to other institutional, corporate, fiduciary, and individual accounts. Set forth below is information as to any other business, vocation, or employment of a substantial nature in which each director or officer of the Registrant's investment adviser is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:


Name and Affiliation with
Wayne Hummer Management Company        Principal Business                  Capacity
-------------------------------        ------------------                  --------
Harry Flagg Baum, Director             Wayne Hummer Investments            Voting Member
                                       L.L.C., securities brokerage firm

Steven R. Becker, Director             Wayne Hummer Investments            Voting Member
                                       L.L.C., securities brokerage firm

                                       Wayne Hummer Money Fund             Trustee
                                       Trust

                                       Registrant                          Trustee

G. Ted Becker, Treasurer               Wayne Hummer Investments            Voting Member; Chief Financial Officer;
                                       L.L.C., securities brokerage firm   Chief Administrative Officer; and
                                                                           Chief Compliance Officer

Philip M. Burno, Director              Wayne Hummer Investments            Voting Member
                                       L.L.C., securities brokerage firm

                                       Wayne Hummer Money Fund             Former Trustee and Chairman of the Board of
                                       Trust                               Trustees

                                       Registrant                          Former Trustee and Chairman of the Board of
                                                                           Trustees


Philip Wayne Hummer, Chairman          Wayne Hummer Investments,           Voting Member
and Director                           L.L.C., securities brokerage firm

David P. Poitras, Vice President       Wayne Hummer Investments            Voting Member
                                       L.L.C., securities brokerage firm

                                       Wayne Hummer Money Fund
                                       Trust, registered investment        Former President
                                       company

                                       Registrant                          Vice President and Trustee

William A. Rogers, Secretary and       Wayne Hummer Investments            Voting Member
 Director                              L.L.C., securities brokerage firm

Thomas J. Rowland, President           Wayne Hummer Investments            Voting Member
                                       L.L.C., securities brokerage firm

Mark H. Dierkes, Vice President        Wayne Hummer Investments            Employee
                                       L.L.C., securities brokerage firm

Amy B. Goeldner, Vice President        Wayne Hummer Investments            Employee
                                       L.L.C., securities brokerage firm

Damaris E. Martinez, Vice President    Wayne Hummer Investments            Employee
                                       L.L.C., securities brokerage firm

Grove N. Mower, Vice President         Wayne Hummer Investments            Employee
                                       L.L.C., securities brokerage firm

Robert J. Moran, Assistant Secretary   Vedder, Price, Kaufman &            Partner
                                       Kammholz, law firm

                                       Registrant                          Secretary

          The principal business address of each company or other entity named above is 300 South Wacker Drive, Chicago, Illinois 60606.

Item 27.  Principal Underwriters

          (a)  Not Applicable

          (b)  The members of Wayne Hummer are:


                                 Positions and Offices    Positions and Offices
Name                               with Wayne Hummer         with Registrant
----                             ---------------------    ----------------------
William B. Hummer                    Voting Member        None

Philip Wayne Hummer                  Voting Member        None

Harry Flagg Baum                     Voting Member        None

William A. Rogers                    Voting Member        None

Philip M. Burno                      Voting Member        None

Joseph A. Piekarczyk                 Voting Member        None

G. Ted Becker                        Voting Member        None

Steven R. Becker                     Voting Member        Trustee and Chairman of the Board

W. Douglas Carroll                   Voting Member        None

Richard J. Kosarek                   Voting Member        None

Raymond L. Kratzer                   Voting Member        None

Jean E. Williams                     Voting Member        None

George E. Barnes Family Trust        Class C Member       None

Thomas J. Rowland                    Voting Member        President

Linda C. Becker                      Voting Member        None

Laura A. Kogut                       Voting Member        None

David A. Poitras                     Voting Member        Trustee and Vice President

Richard Wholey, Jr.                  Voting Member        None

Peder H. Culver                      Voting Member        None

Daniel G. Hack                       Voting Member        None

Ronald A. Tyrpin                     Voting Member        None

Floyd E. Siegel                      Voting Member        None

Larry H. Weisz                       Voting Member        None

Phillip Scott Park                   Voting Member        None

     The principal business address of each Member listed above is 300 South Wacker Drive, Chicago, Illinois 60606. George E. Barnes, grantor of the George
E. Barnes Family Trust, was a founding partner of Wayne Hummer & Co., was a General Partner until April 1, 1986, and had been a limited partner from April 1986 through

April 1996. Mr. Barnes, whose address is 46-730 Amir Drive, Palm Desert, California 92260, was formerly a Trustee of Registrant.

          (c)  Not Applicable


Item 28.  Location of Accounts and Records

     All accounts, books, and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Registrant's investment adviser, Wayne Hummer Management Company; Registrant's distributor and shareholder service agent, Wayne Hummer; and Registrant's transfer and dividend paying agent and custodian, State Street Bank and Trust Company. The address of Wayne Hummer Management Company and of Wayne Hummer is 300 South Wacker Drive, Chicago, Illinois 60606. The address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.


Item 29.  Management Services

          Not Applicable


Item 30.  Undertakings

          Not Applicable

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 29th day of November, 1999.

                              WAYNE HUMMER INVESTMENT TRUST


                              By: /s/ Thomas J. Rowland
                                  -------------------------------------------
                                      Thomas J. Rowland, President

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on November 29, 1999 by the following persons in the capacities indicated.

Signature                           Title
---------                           -----

/s/ Thomas J. Rowland               President (Principal Executive Officer)
--------------------------
Thomas J. Rowland

/s/ Jean M. Maurice                 Treasurer (Principal Financial and
--------------------------          Accounting Officer)
Jean M. Maurice

/s/ Steven R. Becker                Trustee
--------------------------
Steven R. Becker

/s/ Joel D. Gingiss                 Trustee
--------------------------
Joel D. Gingiss

/s/ Patrick B. Long                 Trustee
--------------------------
Patrick B. Long

/s/ Eustace K. Shaw*                Trustee
--------------------------
Eustace K. Shaw

/s/ Charles V. Doherty              Trustee
--------------------------
Charles V. Doherty

/s/ James J. Riebandt               Trustee
--------------------------
James J. Riebandt

/s/ David P. Poitras                Trustee
--------------------------
David P. Poitras


* Thomas J. Rowland signs this document pursuant to power of attorney filed with Registrant's Post-Effective Amendment No. 19 under the Securities Act of 1933.

/s/ Thomas J. Rowland
--------------------------
Thomas J. Rowland

                                 EXHIBIT INDEX
                                 -------------


     (i)  Opinion and Consent of Vedder, Price, Kaufman & Kammholz

     (j)  Consent of Ernst & Young LLP